UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
First Niagara Financial Group, Inc.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PROXY STATEMENT

Annual Meeting of Stockholders

First Niagara Financial Group, Inc.
726 Exchange Street, Suite 618
Buffalo, New York 14210
March 21, 2014
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of First Niagara Financial Group, Inc. to be held at 726 Exchange Street, 6th Floor Conference Center, Buffalo, New York 14210, on Wednesday, April 30, 2014 at 10:00 a.m. local time.
All holders of record of First Niagara Financial Group, Inc. Common Stock as of the close of business on March 7, 2014 are entitled to vote at the Annual Meeting.
As described in the accompanying Notice and Proxy Statement, holders of Common Stock will be asked to elect ten directors for one-year terms expiring in 2015, to provide advisory approval of First Niagara Financial Group, Inc.’s executive compensation (a “say on pay” vote), to approve Amendment Number Two to the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan, which includes the addition of 8,500,000 new shares available for awards thereunder, and to ratify the appointment of KPMG LLP as First Niagara Financial Group, Inc.’s independent registered public accounting firm for the year ending December 31, 2014.
Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please vote your shares electronically via the Internet, by telephone or, if you receive a paper copy of the proxy materials, by signing, dating and completing the accompanying proxy card in the enclosed postage-paid envelope. Voting electronically via the Internet, by telephone, or by returning your proxy card in advance of the Annual Meeting does not deprive you of your right to attend the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing, by telephone or via the Internet. Our Proxy Statement includes additional instructions on voting procedures for stockholders whose shares are held by a brokerage firm or other custodian.

Sincerely,

/s/ Gary M. Crosby
Gary M. Crosby President and Chief Executive Officer

First Niagara Financial Group, Inc.
726 Exchange Street, Suite 618
Buffalo, New York 14210
(716) 270-8636
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
to be held on April 30, 2014
Notice is hereby given that the Annual Meeting of Stockholders will be held at 726 Exchange Street, 6th Floor Conference Center, Buffalo, New York 14210 on Wednesday, April 30, 2014 at 10:00 a.m. local time.
The Annual Meeting is for the purpose of considering and acting upon:

1	The election of ten directors
2	An advisory (non-binding) vote to approve our executive compensation programs and policies as described in this proxy statement
3	Amendment Number Two to the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan
4	The approval of the ratification of the Audit Committee's appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014
 The Board of Directors is not aware of any other business that will be presented for consideration at the Annual Meeting. If any other matters are properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.
Stockholders who owned shares of common stock as of the close of business on March 7, 2014 are entitled to attend and vote at the Annual Meeting. A list of eligible stockholders will be available for inspection at the Annual Meeting, as well as for a period of ten days prior to the Annual Meeting, at our headquarters located at 726 Exchange Street, Suite 700, Buffalo, New York 14210. If you plan to attend the Annual Meeting in person, please RSVP by marking the appropriate box on the proxy card, or via email to investor@fnfg.com with RSVP as the subject line. Also, if you are a registered stockholder and will be attending the meeting in person, please bring valid photo identification. Stockholders that hold their shares in street name are required to bring valid photo identification and proof of stock ownership in order to attend the meeting, and a legal proxy from their broker, bank or other nominee to vote their shares.
For instructions on voting, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail or, if you received a hard copy of the Proxy Statement, on your enclosed proxy card.
It is important that your shares be represented and voted at the Annual Meeting.

/s/ Kristy Berner
Buffalo, New York	Kristy Berner
March 21, 2014	Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 30, 2014. The proxy statement and our 2013 Form 10-K are available at:

https://materials.proxyvote.com/33582V

PROXY SUMMARY

PROXY STATEMENT
First Niagara Financial Group, Inc.
726 Exchange Street, Suite 618
Buffalo, New York 14210
(716) 270-8636
ANNUAL MEETING OF STOCKHOLDERS
April 30, 2014
This proxy statement is being made available to stockholders of First Niagara Financial Group, Inc. on or about March 21, 2014 via the Internet or by delivery of printed copies by mail, and is furnished in connection with the solicitation of proxies on behalf of our Board of Directors of the Company for use at the Annual Meeting, which will be held at 726 Exchange Street, Buffalo, New York 14210 on Wednesday, April 30, 2014 at 10:00 a.m. local time, and at all adjournments or postponements of the Annual Meeting. On or about March 21, 2014, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this proxy statement and our 2013 Form 10-K online, as well as instructions on how to vote. Also on or about March 21, 2014, we began mailing printed copies of these proxy materials to stockholders that requested printed copies. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. Our 2013 Form 10-K is not part of the proxy solicitation material.

To assist you in reviewing the proposals to be acted upon, we have included a summary of certain information.
This summary does not contain all of the information that you should consider, and you should review the entire proxy statement before you vote.
Who can vote - " See Stockholders Entitled to Vote"
You must be a stockholder of record as of March 7, 2014 to vote at the Annual Meeting.
How to cast your vote - "See Voting Procedures"
We offer our stockholders a number of ways to vote, including by Internet, telephone, or mail. A stockholder of record may always vote in person by submitting a ballot at the Annual Meeting.

1

Voting matters

PROPOSAL I - Election of Directors
The Governance/Nominating Committee believes that the our directors possess qualifications, skills and experience that are consistent with the standards for the selection of nominees for election to the Board described in the Board Nominations section. Biographical information for the Company’s directors is outlined in the "Nominees for Director".

Name	Age	Director Since	Independent	Committee Memberships
Thomas E. Baker	70	2007	✓	Chair A; E; G/N
G. Thomas Bowers	70	2003	✓	Chair E; G/N; C
James R. Boldt	61	2013	✓	C; R
Gary M. Crosby	60	2013		E
Roxanne J. Coady	64	2011	✓	A; R
Carl Florio	65	2009	✓	A; R
Carlton L. Highsmith	62	2011	✓	Chair G/N; A
George M. Philip	66	2007	✓	Chair C; R
Peter B. Robinson	65	2011	✓	G/N; R
Nathaniel D. Woodson	72	2011	✓	Chair R; E; C

Key
Audit	A
Executive	E
Compensation	C
Governance/Nominating	G/N
Risk	R
ð Our Board recommends that you vote FOR all ten director nominees.
PROPOSAL II - Advisory Non-Binding Vote to Approve Our Executive Compensation Programs and Policies
We ask stockholders to cast a non-binding advisory vote on our executive compensation program - known generally as the “say-on-pay” vote. We have offered a say-on-pay vote since 2009, and our stockholders confirmed their preference for annual votes in 2011. Last year, 89% of the votes cast by our stockholders supported our executive compensation program, and we have averaged 93% support for say-on-pay over the past three years. We recommend that you read the "Compensation Discussion and Analysis", which explains how and why our Board’s Compensation Committee made executive compensation decisions for 2013.
ð Our Board recommends that you vote FOR approval of the Say on Pay Advisory Vote.
PROPOSAL III - Amendment Number Two to First Niagara Financial Group, Inc. 2012 Equity Incentive Plan
We ask stockholders to approve an Amendment Number Two to the Company’s 2012 Equity Incentive Plan, which will increase the number of shares available for awards by 8,500,000 additional shares, move the shares remaining available under the Amended and Restated 2002 Long-Term Incentive Stock Benefit Plan for awards thereunder to our 2012 Equity Incentive Plan, and add an annual limit on the awards that can be granted to outside directors under the Company’s 2012 Equity Incentive Plan of $500,000 per director per year. Equity compensation is an important component of our overall compensation program, which allows us to link the compensation of our employees to our performance, to align employee and stockholder interests, and to enable our employees to build long-term stockholder value. In addition, equity compensation is a valuable tool in attracting and retaining key talent. We believe that the additional shares under the 2012 Equity Incentive Plan will provide sufficient shares for our equity-based compensation needs for approximately three to four years.

2

ð Our Board recommends that you vote FOR approval of Amendment Number Two.
PROPOSAL IV - Ratification of the Appointment of Independent Registered Public Accounting Firm
Each year, our Board’s Audit Committee selects the Company’s independent registered public accounting firm. For 2013, the Audit Committee selected KPMG LLP (KPMG) to fulfill this role.
ð Our Board recommends that you vote FOR the ratification of the Audit Committee’s selection of KPMG as our independent registered public accounting firm for 2014.
Dates for the submission of stockholder proposals for the following year’s annual meeting
In order to be eligible for inclusion in our proxy statement for the 2015 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received no later than November 21, 2014.
In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than 90 and not more than 120 days prior to the first anniversary date of the Company’s annual meeting for the preceding year. We recommend you read "Advance Notice of Business to be conducted at an Annual Meeting" for detailed information on how, when and where to give notice.
First Niagara performance highlights
In 2013, we reported GAAP net income available to common stockholders of $0.75 per diluted share, compared to $0.40 per diluted share in 2012. Excluding certain non-recurring items that occurred in 2013 and 2012, adjusted earnings were $0.76 per diluted share in 2013, compared to $0.75 per diluted share in 2012.
The primary drivers of earnings in 2013 were strong organic loan growth with profitable customer acquisition and positive operating leverage through disciplined cost management. In 2013, we achieved our earnings and operating expense targets by balancing our near-term earnings performance with selective investments in the franchise for the longer term.
In 2013, earnings were negatively impacted by factors such as: (1) continued pressures on commercial loan pricing given the sustained level of historical low interest rates and intense competitive landscape, and (2) resetting of mortgage banking income to a more normal quarterly level as persistent low interest rates in 2012 and in the early part of 2013 drove a spike in mortgage refinance volume.
See "Business Highlights" in the Executive Summary for more information.
First Niagara compensation highlights

•
At the beginning of 2013, our Board’s Compensation Committee set total compensation targets for our NEOs, which included a base salary and a short and long-term incentive compensation target. See “How We Make Compensation Decisions” for an outline of our compensation process.

•
On March 19, 2013, the Company announced the mutually agreed upon departure of John R. Koelmel as President and Chief Executive Officer, and the appointment of Gary M. Crosby, former Chief Administrative and Operations Officer, to serve as Interim President and CEO. The Board then initiated a nationwide search to identify a permanent President and CEO.

•	During the interim period, the Board:

◦	Implemented a transitional compensation arrangement for Mr. Crosby

◦	Provided equity retention awards to certain Named Executive Officers as well as temporary enhanced severance benefits to certain Named Executive Officers and other mid-level executives.

•	On December 19, 2013, the Board named Mr. Crosby as President and CEO and appointed him to the Company’s Board of Directors.

3

•
We updated our Insider Trading Policy such that it now prohibits directors and employees, including each of our Named Executive Officers, from engaging in any hedging activity involving our securities or from pledging our securities as collateral for margin purchases or a loan.

•	The Committee determined a financial performance factor for the Named Executive Officers' 2013 short-term incentive awards of 89.2%. See “Financial Performance Results” for details.

•	The chart below outlines the total direct compensation elements earned by the Named Executive Officers in 2013 and does not replace the information provided in the "Summary Compensation Table".

Name and Principal Position	Salary ($)	Bonus ($)	Annual Long-Term Incentive Award ($) (1)	Retention Grant ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gary M. Crosby Current President and CEO	848,841	1,000,000	971,598	1,030,076	638,000	36,693	4,525,208
John R. Koelmel Former President and CEO	259,610	—	—	—	—	1,304,092	1,563,702
Gregory W. Norwood Chief Financial Officer	527,981	—	720,921	393,025	470,200	37,292	2,149,419
Richard M. Barry Chief Risk Officer	444,231	25,000	480,940	262,196	337,500	25,760	1,575,627
Daniel E. Cantara III Chief Banking Officer	557,836	—	821,968	448,117	468,500	53,083	2,349,504
Mark R.Rendulic EVP Retail Banking	416,745	—	444,017	242,070	322,100	56,378	1,481,310

(1)	See Grants of Plan-Based Awards Table for additional information.
STOCKHOLDERS ENTITLED TO VOTE

Holders of record of our common stock, par value $0.01 per share (“Common Stock”), as of the close of business on March 7, 2014 (the “Record Date”) are entitled to one vote for each share held, except as described below. As of the Record Date, we had 353,941,306 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary in order to constitute a quorum at the Annual Meeting. In the event there are not sufficient shares present for a quorum, or to approve or ratify any matter being presented at the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.
In accordance with the provisions of our Certificate of Incorporation, record holders of Common Stock who beneficially own, directly or indirectly, in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit, subject to limited exceptions detailed in our Certificate of Incorporation.
VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Votes Required to Adopt Proposals
As to the election of directors, a stockholder may vote “FOR” the election of the ten nominees proposed by the Board, or “WITHHOLD AUTHORITY” to vote for one or more of the proposed nominees. Under our Bylaws, and as permitted under Delaware law, our directors are elected by a plurality of votes cast.
As to each of the other proposals on the agenda, a stockholder may vote FOR or AGAINST the proposal, or the stockholder may ABSTAIN from voting on the proposal. Under our Bylaws and Delaware law, approval of each of these proposals requires a majority of the votes cast on the proposal.

4

Effect of Abstentions and Broker Non-Votes
Shares not present at the meeting and shares marked “withhold authority” will have no effect on the election of directors. For each of the other proposals, abstentions are not treated as votes cast and will have no effect on the outcome of the vote, although abstentions are counted towards establishing a quorum. Broker non-votes (shares held by brokers, banks and other nominees that do not have discretionary authority to vote on a matter and have not received voting instructions from their customers) will have no effect on the outcome of the vote, although they are counted towards establishing a quorum. If you are a beneficial holder and do not provide specific voting instructions to your broker, bank or other nominee, the organization that holds your shares will not be authorized to vote on the proposal, other than the ratification of KPMG LLP as our independent registered public accounting firm. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.
Registered Stockholders
If you are a registered stockholder as of the Record Date, you can vote your shares using any of the following options:

•
online—as prompted by the menu found at www.proxyvote.com; follow the instructions to obtain your records and submit an electronic ballot. Please have your Notice or proxy card and your social security number or tax identification number available when you access this voting site

•	by telephone—call 1-800-690-6903 and then follow the voice instructions. Please have your proxy card and your social security number or tax identification number available when you call

•	by mail—if you received printed materials and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided

•	QR Code—by scanning the QR Code on your proxy card, notice of availability, or voting instruction form with your mobile device

•
vote in person—if you are a stockholder of record and attend the Annual Meeting, you may vote in person at the meeting. If your shares of Common Stock are held in street name and you wish to vote in person at the meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds your shares of Common Stock of record

Shares Held in Street Name
If you have selected a broker, bank, or other intermediary to hold your shares of Common Stock rather than having the shares directly registered with our transfer agent, American Stock Transfer & Trust Company LLC (“AST”), you will receive instructions directly from your broker, bank or other intermediary in order to vote your shares. Your brokerage firm may also provide the ability to vote your proxy by telephone or online. Please be advised that if you choose to not vote your proxy, your brokerage firm will only have the authority under applicable stock market rules to vote your shares “FOR” or “AGAINST” the ratification of KPMG LLP. Accordingly, we urge you to vote by following the instructions provided by your broker, bank or other intermediary.
If you plan to attend the Annual Meeting, but are not a stockholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares (e.g., a copy of a recent brokerage statement showing the shares) and a valid photo identification with you to the Annual Meeting. If you intend to vote in person and you own your shares in street name, you also are required to bring with you to the meeting a legal proxy from your bank or broker.
REVOCATION OF PROXIES / VOTING OF SHARES

Stockholders retain the right to revoke their proxies or change their voting instructions in the manner described below. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given on the proxy card or voting instructions. Where no instructions are indicated, validly executed proxies will be voted “FOR” the director nominees, “FOR” the

5

approval of our executive compensation, "FOR" the amendment to the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan and “FOR” the ratification of KPMG LLP.
Regardless of the voting method you use, you may revoke your proxy or change your voting instructions and cast a new vote at the Annual Meeting at any time before the polls close by:

•	Delivering a written notice of revocation to our Corporate Secretary at the address set forth in this proxy statement

•	Properly submitting a later dated vote

•	Attending the Annual Meeting and voting in person
However, if you are a stockholder whose shares are not registered in your own name, you will need a legal proxy from your broker, bank or other intermediary to revoke any prior voting instructions.
HOUSEHOLDING

SEC rules and regulations permit “householding,” by which we may deliver only one copy of our Notice of Internet Availability of Proxy Materials or Annual Report on Form 10-K, notice of annual meeting and proxy statement, as applicable, to two or more stockholders who share an address. If you previously consented to householding, you will receive one copy of our Notice of Internet Availability of Proxy Materials or Annual Report on Form 10-K, notice of annual meeting and proxy statement, as applicable, for all residents who own shares of our Common Stock. If you wish to revoke your consent to householding and receive a separate copy of our Notice of Internet Availability of Proxy Materials or Annual Report on Form 10-K, notice of annual meeting and proxy statement, as applicable, you may direct your request to Broadridge by calling 1-800-579-1061 or by writing to First Niagara Financial Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you wish to request extra copies free of charge of our Annual Report on Form 10-K or proxy statement or if you are a stockholder of record who receives multiple copies of our Notice of Internet Availability of Proxy Materials or Annual Report on Form 10-K, notice of annual meeting and proxy statement, and you would prefer to receive only one copy of these materials per household, please send your request to Investor Relations, First Niagara Financial Group, Inc., 726 Exchange Street, Suite 618, Buffalo, New York 14210; call Investor Relations with your request at (716) 270-8636; or email Investor Relations at Investor@fnfg.com. If you hold your shares in street name and are receiving multiple copies of our Notice of Internet Availability of Proxy Materials or Annual Report on Form 10-K, notice of annual meeting and proxy statement, you may be able to request householding by contacting your broker, bank or other intermediary.
ELECTRONIC ACCESS TO PROXY MATERIALS

This proxy statement and our 2013 Form 10-K are available at https://materials.proxyvote.com/33582V. Instead of receiving copies of our future Form 10-K, proxy statements, proxy cards and, when applicable, Notices of Internet Availability of Proxy Materials, by mail, we encourage you to elect to receive an email that will provide electronic links to our proxy materials and also will give you an electronic link to the proxy voting site. Choosing to receive your future proxy materials online will save us the cost of producing and mailing the proxy materials or Notices of Internet Availability of Proxy Materials to you and help conserve natural resources. You may sign up for electronic delivery by visiting http://enroll.icsdelivery.com/FNFG. If you have agreed to electronic delivery of proxy materials, but wish to receive printed copies, please contact our Corporate Secretary or Investor Relations Analyst at the address provided above.

6

CORPORATE GOVERNANCE

Board Independence
The Board has determined that, except for Mr. Crosby, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards. Mr. Crosby is not considered independent because he is one of our executive officers.
In its assessment of independence of the directors, the Board considered the mortgage loan made to Mr. Bowers by First Niagara Bank, N.A., our wholly owned subsidiary ("the Bank"). As discussed under “Transactions with Certain Related Persons,” this loan was made in the ordinary course of business on substantially the same terms and conditions as those prevailing at the time the loan was made for comparable loans to employees.
Board Leadership Structure
The Board has been chaired by an independent director, rather than by the chief executive officer, since 2003. The current Chairman is Mr. Bowers. The Board believes that this separation of roles enhances the Chair's leadership of the Board, which in turn oversees management, and enhances the chief executive officer's focus on managing Company operations. Although we believe that the separation of the roles of Chairman of the Board and chief executive officer is appropriate in the current environment, our board leadership structure may change in the future as our business and industry, and corporate governance practices more generally, evolve.
The Role of the Board in Risk Oversight
The Board’s Risk and Audit Committees, each comprised entirely of independent directors, play key roles in the Board’s understanding, identification and management of risk. The Risk Committee assists the Board in fulfilling its oversight responsibilities with respect to corporate risk management, lending and credit related activities and trust activities. The Risk Committee meets at least three times a year. It is charged with:

•	Providing specific oversight of our enterprise risk management policies and functions and reporting to the Board on its activities

•	Overseeing the implementation of an effective process for managing our interest rate, liquidity and market risks

•
Reviewing our risk-related capital plan and reviewing and providing guidance to the Board on significant financial policies and matters of corporate finance, including our dividend policy, share repurchase program, and the issuance or retirement of debt and other securities

The Audit Committee, in the course of assisting the Board in fulfilling its financially related oversight responsibilities, reviews the annual risk-based audit plan. The Audit Committee has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal controls regarding finance and accounting, as well as our financial statements.
Stockholder Communications with the Board
Stockholders who wish to communicate with our Board or with any director may write to the Chairman of the Board at First Niagara Financial Group, Inc., 726 Exchange Street, Suite 618, Buffalo, New York 14210. The letter should indicate that the writer is a stockholder, and if not a stockholder of record, should include evidence of your beneficial ownership of your shares (e.g., a copy of a recent brokerage statement showing the shares). Depending on the subject matter, the Chair will:

•	Forward the communication to the director(s) to whom it is addressed

•	Handle the inquiry directly, for example, a request for information about us or a stock-related matter

•
Not forward or otherwise reply to the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal, or otherwise inappropriate

At each Board meeting, the Chairman of the Board presents a summary of all communications received since the last meeting and makes those communications available to the other directors.

7

Code of Conduct
We have adopted a general Code of Conduct that sets forth standards of ethical business conduct for all directors, officers and employees. Additionally, we have adopted a Code of Conduct for senior financial officers that is in conformity with the requirements of the Sarbanes-Oxley Act of 2002 and the NASDAQ listing standards. Both documents, in addition to any amendments to the Code of Conduct, are available on our website at www.firstniagara.com.
The Board has established a means for employees, customers, suppliers, stockholders and other interested parties to submit confidential and anonymous reports of suspected or actual violations of our Code of Conduct relating to, among other things:

•	Accounting practices, internal accounting controls, or auditing matters and procedures

•	Theft or fraud of any amount

•	Insider trading

•	Performance and execution of contracts

•	Conflicts of interest

•	Violations of securities or antitrust laws
Any employee, stockholder or other interested party can submit a report to the Audit Committee either:

•	By calling a 24-hour, toll-free hotline: 1-877-874-8416

•	By secure email at the following website: https://firstniagara.alertline.com
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners
Persons and groups who beneficially own in excess of 5% of our Common Stock are required to file certain reports with the Securities and Exchange Commission (“SEC”) and us regarding such ownership. The following table summarizes certain information regarding persons known by us who beneficially own in excess of 5% of our Common Stock:

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	25,650,163(1)	7.25%
Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Floor Dallas, TX 75201-2761	20,582,455(2)	5.82%
The Vanguard Group 100 Vanguard Boulevard Malvern PA 19355	19,705,371(3)	5.57%

(1)
Based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 29, 2014. BlackRock, Inc. reports sole voting power with respect to 24,219,504 shares and sole dispositive power with respect to 25,650,163 shares. As the parent holding company, BlackRock, Inc. is reporting beneficial ownership for securities acquired by the following of its subsidiaries: BlackRock Advisors, (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Management Ireland Limited, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd and BlackRock Investment Management, LLC.

(2)
Based on a Schedule 13G filed by Barrow, Hanley, Mewhinney & Strauss, LLC with the SEC on February 12, 2014. Barrow, Hanley, Mewhinney & Strauss, LLC reports sole voting power with respect to 3,984,793 shares and sole dispositive power with respect to 20,582,455 shares.

(3)
Based on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 1, 2014. The Vanguard Group reports sole voting power with respect to 219,725 shares, sole dispositive power with respect to 19,508,806 shares and shared dispositive power with respect to 196,565 shares. As the parent holding company, The Vanguard Group, Inc. reports that its wholly-owned subsidiary, Vanguard Fiduciary Trust Company is the beneficial owner of 196,565 shares as a result of its serving as investment manager of collective trust accounts, and its wholly-owned subsidiary, Vanguard Investments Australia, Ltd. is the beneficial owner of 23,160 shares as a result of its serving as investment manager of Australian investment offerings.

8

Security Ownership of Directors and Executive Management

The following table details, as of the Record Date, information concerning the beneficial ownership of our Common Stock by our director nominees and our named executive officers.
In general, beneficial ownership includes those shares that can be voted or transferred, including shares which may be acquired under stock options that are currently exercisable or become exercisable within 60 days.

Names	Position(s) held in the Company	Common Stock					Preferred Stock
		Shares Owned Directly and Indirectly(1)	Options Exercisable within 60 days	Beneficial Ownership	Percent of Class	Unvested Awards included in Beneficial Ownership(2)	Shares Owned Directly	Percent of Class
Nominees
G. Thomas Bowers	Director, Chairman	91,349	—	91,349	*	—	—	—
Thomas E. Baker	Director	62,828	33,060	95,888	*	—	4,000	*
James R. Boldt (3)	Director	13,008	—	13,008	*	—	—	—
Gary M. Crosby	Director, President and CEO	154,224	198,915	353,139	*	104,697	—	—
Roxanne J. Coady	Director	61,730	235,400	297,130	*	—	—	—
Carl Florio	Director	745,742	50,000	795,742	*	8,711	4,000	*
Carlton L. Highsmith	Director	54,159	34,078	88,237	*	8,711	—	—
George M. Philip	Director	69,470	33,060	102,530	*	8,711	4,000	*
Peter B. Robinson	Director	44,604	—	44,604	*	8,711	—	—
Nathaniel D. Woodson	Director	207,165	235,400	442,565	*	—	—	—
Named Executive Officers who are Not Directors
Richard M. Barry	Chief Risk Officer	84,464	41,440	125,904	*	58,329	—	—
Daniel E. Cantara III	Former Chief Banking Officer	124,316	214,076	338,392	*	—	—	—
Gregory W. Norwood	Chief Financial Officer	125,952	98,975	224,927	*	78,382	2,000	*
Mark R. Rendulic	EVP Retail Banking	74,326	60,450	134,776	*	46,331	1,000	*
All Directors and Executive Officers (19 persons) (4)				3,319,103	*		15,400	*

*	Indicates less than 1%.

(1)
Each person effectively exercises sole voting and dispositive power as to the shares reported , with the following exceptions:  1,725 held by Mr. Baker’s spouse, and  61,740 shares in a trust for which Mr. Woodson is the co-Trustee.

(2)
Includes shares granted under the First Niagara Financial Group, Inc. 1999 Recognition and Retention Plan, the 2002 Long-Term Incentive Stock benefit Plan, and the 2012 Equity Incentive Plan, which are subject to future vesting, but as to which voting may currently be directed.

(3)	Mr. Boldt was appointed director in August 2013.

(4)
Includes 9,296 shares of Common Stock allocated to the accounts of the Executive Officers under the First Niagara Financial Group, Inc. Employee Stock Ownership Plan ("ESOP") and excludes the remaining 4,041,628 shares of Common Stock owned by the ESOP for the benefit of the employees.  Mr. Crosby owns 741 shares, Mr. Cantara owns 6,126 shares, Mr. Norwood owns 217 shares and Mr. Rendulic owns 699 shares under the ESOP.  Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP Trustee in the same proportion as the vote obtained from participants on allocated shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors, executive officers and beneficial owners of more than 10% of our Common Stock are required to disclose beneficial ownership and changes in beneficial ownership in reports on Forms 3, 4, and 5, which are filed with the SEC. At the present time, we have no knowledge of any individual, group or entity with beneficial ownership of more than 10% of our outstanding Common Stock. In addition, based on our review solely of the Section 16 ownership reports filed by our directors and executive officers, and the written representations of our directors and executive officers, we believe that all reports were timely filed for the year ended December 31, 2013.

9

PROPOSAL I - ELECTION OF DIRECTORS

Our Board currently consists of ten members. At the Annual Meeting, all ten directors will be elected to serve for a one-year period and until their respective successors have been duly elected and qualified.
The Board has nominated Thomas E. Baker, James R. Boldt, G. Thomas Bowers, Roxanne J. Coady, Gary M. Crosby, Carl Florio, Carlton L. Highsmith, George M. Philip, Peter B. Robinson and Nathaniel D. Woodson for election as directors, each of whom has agreed to serve if so elected for a one-year term that expires at the 2015 Annual Meeting of Stockholders. Please refer to the sections entitled “Nominees for Director” and “Security Ownership of Directors and Executive Management” for additional information regarding the nominees.
We intend that the proxies solicited on behalf of the Board, other than proxies in which the vote is withheld as to one or more nominees, will be voted at the Annual Meeting for the election of all nominees. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute, if any, as the Board may recommend. At this time, the Board is not aware of any reason why any nominee would be unable to serve if elected. Except as indicated in this document, there are no arrangements or understandings between the nominees and any other person involved in the nomination and selection process.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED UNDER PROPOSAL I
The following includes a discussion of the business experience for the past five years for each of our directors, nominees and executive officers, as well as the qualifications that were the basis for the Board determining that each director or nominee should serve on our Board. The term of office noted for directors also includes the appointment to the Board of our subsidiary, First Niagara Bank, N.A.
NOMINEES FOR DIRECTOR

THOMAS E. BAKER, 70, has been a director since 2007. Since 2004, he has been a director of Computer Task Group, Incorporated, a public company which provides high value, industry specific information technology solutions and services. He also serves as Computer Task Group's audit committee financial expert and Chair of the Audit Committee since 2006. He is a retired President of The John R. Oishei Foundation, the largest private foundation in Western New York, where he served from 1998 through 2006, and where he served on the Board through May 2012. Prior to that, he was with Price Waterhouse for 33 years, including 20 years as a partner and several years as Managing Partner of the Buffalo office. Mr. Baker brings highly desirable audit and risk management skills to the Board, having formerly served as the engagement partner for two commercial banks while he was with Price Waterhouse. His service on the Computer Task Group board brings additional audit committee experience. He is deeply familiar with the Company’s Western New York service territory, having served in high profile public service positions there, and possesses wide knowledge of its business community.

10

JAMES R. BOLDT, 61, has been a director since August 2013. Since 2001, Mr. Boldt has served as the Chairman and Chief Executive Officer of Computer Task Group, Incorporated (CTG), a Buffalo-based information technology services and solutions firm. He was named to CTG’s Board in 2001 and joined the company as Vice President of Finance and Chief Financial Officer in 1996. He also has served as a director and the chairman of the audit committee of the Board of Directors of Sovran Self Storage, Inc, a publicly traded real estate investment trust (REIT) since 2009. Before joining CTG, Mr. Boldt served as Corporate Vice President of Finance, Chief Financial Officer and Secretary of NYSE-listed Pratt & Lambert United, Inc., where he spent 20 years as a finance and accounting executive until its merger with the Sherwin-Williams Company in 1996. Mr. Boldt began his career with Deloitte & Touche and received his CPA certificate in 1975. He earned a Master of Business Administration degree with a concentration in finance from Canisius College, and an additional concentration in applied information systems analysis at the State University of New York (SUNY) at Buffalo. He graduated cum laude from Niagara University with a Bachelor’s degree in accounting. Mr. Boldt brings decades of public company management and financial and technology expertise to his role as a First Niagara Board member.

G. THOMAS BOWERS, 70, has been a director since 2003. He has been Chairman of the Board since October 2007. He was appointed to the Board in January 2003 in connection with the merger between the Company and Finger Lakes Bancorp, Inc. where he had been Chairman, President, and Chief Executive Officer from 1995 to 2003. He is the former President, Chief Executive Officer and Chairman of Ithaca Bancorp, Inc., and he is the former President and Chief Executive Officer of Columbia Banking Savings and Loan Association, a Federal savings and loan. He has served two terms on the Board of the Federal Home Loan Bank of New York and on the board of over twenty non-profit organizations. Mr. Bowers also served as Chairman of the Board of Catalyst Direct, a privately held company in Rochester, New York. Mr. Bowers offers experience as President and Chief Executive Officer of three different banks in upstate New York during his 40 year career in banking. His knowledge of the regulatory landscape, merger and acquisition activity, and principles of effective corporate governance demonstrate his experience necessary to serve as non-executive chairman of the board.

ROXANNE J. COADY, 64, has been a director since April 2011. She was appointed to the Board in 2011 in connection with the merger between the Company and NewAlliance Bancshares, Inc. where she served on the Audit Committee, as well as the Trust Committee, which she chaired. She also chaired the Loan Committee, and served on the board of its predecessor, New Haven Savings Bank, since 1995. She is President and Chief Executive Officer of R.J. Julia Booksellers, Ltd., which she founded in 1990. She also founded an on-line retailer, JustTheRightBook.com in 2009. Ms. Coady is a former National Tax Director and Partner in BDO Seidman, Chairman of the Tax Division of the New York State Society of CPAs and Chair of the Partnership Committee Task Force of the American Institute of CPAs and has served as a Delegate for the White House Conference on Small Business. She is the founder and Chair of Read to Grow, a statewide literacy organization in Connecticut. Her business and community involvement also includes the Boards of the Connecticut Business and Industry Association, Governor’s Early Childhood Research and Policy Council, The Connecticut Council for Education Reform and the Kenyon Review. As a Board member, Ms. Coady brings a deep knowledge of the New England and Tri-state business environment in which the company operates. Her background in accounting and tax legislation enable her to provide expertise to the Board in the areas of financial best practices and risk management.

11

GARY M. CROSBY, 60, was appointed President and Chief Executive Officer of First Niagara Bank and its parent, First Niagara Financial Group, Inc. on December 19, 2013. He was appointed to the Board of Directors on the same date. Mr. Crosby had served our interim President and CEO since March 2013. From February 2010 to March 2013, he served as Executive Vice President and Chief Operating Officer. Mr. Crosby joined the company as Executive Vice President and Chief Administrative Officer in July 2009. In these roles, he championed First Niagara’s focus on operational excellence, was the architect of the company’s risk management capabilities build-out, and led the successful system conversions associated with the company’s recent acquisitions. Prior to joining First Niagara, Mr. Crosby served as Chief Financial Officer and Chief Operating Office of the Buffalo City School District, the second largest school district in New York State, from 2004-2009. Mr. Crosby was a founding shareholder of ClientLogic Corporation, serving as chief financial and chief operating officer. During his tenure, the company grew from three to 3,000 employees, expanded internationally and received recognition for best-in-class customer service and innovation. He was also a partner with Seed Capital Partners, LLC a venture capital firm, and has held senior financial leadership positions in the banking and manufacturing industries. He is a magna cum laude graduate of Canisius College. Gary is an active volunteer in the Western New York community and was recognized as Business First’s CFO of the year in 2008 for his community service. He is currently a board member of the Buffalo Public School Foundation; Buffalo Arts and Technology Center; and Buffalo Niagara Enterprise. He also serves on the Buffalo Niagara Enterprise Steering Committee; is trustee emeritus of the YMCA of Buffalo Niagara and on the Federal Reserve Bank of New York - Upstate New York Regional Advisory Board.

CARL FLORIO, 65, has been a director since January 2009. He has been the Vice Chairman of Paradigm Capital Management, Inc., an institutional money management firm since 2008. Mr. Florio is a member of the Management Committee of CL King and Associates, an institutional fixed income equity trading and research group. He served as a senior executive of the company upon completion of the merger between the Company and Hudson River Bancorp, Inc., from January 2005 to January 2008. Prior to that, he had been President and Chief Executive Officer of Hudson River Bancorp, Inc. beginning in 1995. He is currently a director of American Bio Medica Corporation, where he is a member of the Audit, Compensation and Executive Committees. As former Audit Chair of the Federal Home Loan Bank of New York, Mr. Florio brings valuable risk management experience. His service as President and Chief Executive Officer of Hudson River Bank & Trust Company gives him a deep knowledge of the Eastern New York sector of the Company’s business, and his prior executive positions with the Company provide first-hand knowledge of the Company and its personnel. He provides expertise to the Board in the areas of risk management, investment banking, and institutional stockholders.

CARLTON L. HIGHSMITH, 62, has been a director since April 2011. He was appointed to the Board in connection with the merger between the Company and New Alliance Bancshares, Inc. where he served on the Compensation and Loan Committees of the Board since 2006. He founded The Specialized Packaging Group based in Hamden, Connecticut in 1983, and served as its President and Chief Executive Officer from 1983 to 2009. He grew his company to become one of North America’s largest independent paperboard packaging manufacturers. He merged his company with PaperWorks Industries in 2009 to form the third largest integrated recycled paperboard manufacturing company in North America, and assumed the role of Vice Chairman of the Board until his retirement in 2010. Mr. Highsmith is a Trustee of Quinnipiac University, Chairman of Connecticut Center for Arts & Technology, a Director of Achievement First Charter School Management Organization, and Chairman of I Have a Dream, New Haven. He serves on the Federal Reserve Bank of Boston Community Development Advisory Council of New England and is a member of the Yale New Haven Hospital Board of Trustees, where he serves on the Finance and Budget Committee. He provides the Board with deep knowledge of the New England and Tri-state business environment in which the company operates as well as expertise in the areas of strategy and management that he gained in his career.

12

GEORGE M. PHILIP, 66, has been a director since 2007. He has served as President of the University at Albany (SUNY) from November 2007 to January 2013 when he retired. He retired as Executive Director of the New York State Teachers Retirement System, one of the ten largest retirement funds in the nation, where he worked from 1971 - 2007. Mr. Philip served as an independent director of US Airways Group, Inc. from 2004 until 2013 when he resigned. While on the Board of US Airways Group, Inc., he was Chairman of the Audit Committee and member of the Corporate Governance and Nominating Committee. He is a current or past member of numerous professional organizations and governing bodies involved in financial, educational, health related and community activities. With his long service with the New York State Teachers’ Retirement System, Mr. Philip brings expertise in financial matters and risk management. His position at US Airways Group, Inc. provides additional large public company experience in a government regulated industry. Mr. Philip's numerous other nonpublic company board positions give him a special understanding of the education, health care and technology sectors.

PETER B. ROBINSON, 65, has been a director since March 2011. He retired in 2010 from the Burger King Corporation, where he most recently served as Executive Vice President, with responsibility for Burger King’s global marketing and strategy functions. From 2006 to 2009 he was the Executive Vice President and President of Burger King’s Europe, Middle East and Africa business segment. Before joining Burger King, Mr. Robinson was Senior Vice President of General Mills, Inc. and President of Pillsbury, U.S.A. from 2001 to 2006. Earlier in his career, he held positions of increasing responsibility at The Pillsbury Company, Pepsico, Kraft General Foods and Procter & Gamble. He is currently a director of Lumber Liquidators, Inc., a rapidly-growing supplier and retailer of hardwood flooring. As a Board member, Mr. Robinson brings deep international marketing, strategy and corporate governance experience, having led the marketing function for some of the world’s best-known brands and public companies.

NATHANIEL D. WOODSON, 72, has been a director since April 2011. He was appointed to the Board in 2011 in connection with the merger between the Company and NewAlliance Bancshares, Inc., where he served on Compensation and Governance Committees, and chaired the Loan and Audit Committees at various times. He also served on the board of its predecessor, New Haven Savings Bank since 2000. He retired from his position as Chairman, President, and Chief Executive Officer of UIL Holdings Corporation and its subsidiary, United Illuminating Company in 2006. Previously, he was President of the Energy Systems Business Unit for Westinghouse Electric Corporation where he was responsible for the company’s global, commercial nuclear power generation activities. Mr. Woodson has served as Chairman of the Regional Leadership Council and the Regional Growth Partnership in the Greater New Haven area and was a member of the Advisory Committee on Investor Responsibility at Yale University and a Member of the Governor’s Council on Competitiveness and Technology. He was co-chair of the Governor’s Committee to redesign Connecticut’s Vo-Tech High Schools, and a member of the Board of C.U.R.E. and Yale New Haven Hospital. His prior experience with New Alliance and New Haven Savings Bank provide deep knowledge of the New England and Tri-state markets in which the bank operates. Mr. Woodson's knowledge of our business and its culture, goals, strategies and operations derived from his 14 years as a director in the banking industry, together with the risk management experience acquired through executive level positions held in the nuclear energy industry, brings valuable insight and advice in how to build strong and effective risk management to our board and as chairman of the board's Risk Committee.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

RICHARD M. BARRY, 48, is Executive Vice President and Chief Risk Officer. He was appointed to this role in July 2012. He is responsible for the bank's Enterprise Risk Management function, including Credit Risk, Market Risk, Operational Risk, and Compliance and Regulatory Risk. He joined First Niagara in December 2011 as Chief Credit Officer. Mr. Barry’s background includes more than 25 years of leadership experience in credit and banking, including at Citizens Financial Group, where he served as Chief Credit Officer for Wholesale Banking from 2010 to 2011. He also served as President of Citizens Financial Group's Connecticut region from 2005 to 2010. Prior to Citizens, Mr. Barry held a series of leadership positions in lending and credit with Fleet Bank and BayBank. He earned a bachelor’s degree in finance from Bentley University and an MBA from Babson College.

13

LIAM BRICKLEY, 55, is Senior Vice President and Chief Credit Officer. Mr. Brickley joined First Niagara in December 2012 after a 20-year career at Citizens Financial Group where he most recently served as Chief Credit Officer for Wholesale Banking from 2011 to 2013. Prior to Citizens Mr. Brickley held  a series of leadership positions in commercial lending and credit with Mellon Bank and Wells Fargo. Mr. Brickley earned a bachelor’s degree in business administration from Saint Joseph’s University, and an MBA from Drexel University.
JAMES K. CIROLI, 48, is Senior Vice President, Corporate Controller and Principal Accounting Officer. Mr. Ciroli is responsible for Accounting, Accounting Policy, SEC and Regulatory Reporting, Strategic Sourcing and Tax. He has held this position since being recruited to join the bank in November 2009. He was appointed Principal Accounting Officer in February, 2014. Before coming to First Niagara, Mr. Ciroli was Senior Vice President and Assistant Controller at Huntington Bancshares Inc. in Columbus, Ohio, from May 2002 to November 2009. Prior to Huntington, Mr. Ciroli has held various positions of increasing responsibility at KeyCorp and Deloitte & Touche, where he earned his CPA certificate. Mr. Ciroli holds a Masters of Accountancy and a Bachelors of Science in Finance from the Weatherhead School of Management at Case Western Reserve University in Cleveland, Ohio.
ANDREW FORNAROLA, 57, is Executive Vice President, Head of Consumer Finance. He is responsible for managing all activities within the Consumer Finance lines of business. He has led Consumer Finance since 2011 with strategic and operating oversight for First Niagara’s consumer lending, residential mortgage, indirect lending and credit card lines of business. Mr. Fornarola joined First Niagara from M&T Bank. He was with M&T Bank from 1998 to 2011, where he was a senior leader of the Mortgage/Consumer Lending business from 2008 to 2011, with responsibility for consumer lending and card products, as well as product management responsibilities for residential mortgage. Prior to M&T, Mr. Fornarola held a variety of positions with HSBC and Chase Manhattan Bank in both consumer and commercial banking over a 20 year period. While at HSBC, he served as the Regional Executive of the Southern Tier of New York, and managed several business lines, including the Community Reinvestment function. Mr. Fornarola has a bachelor’s degree with a major in economics from University of Rochester, and an MBA from the University of Rochester, William E. Simon School of Business Administration.
INDER KOUL, 54, is Executive Vice President and Chief Information Officer. He joined First Niagara in November 2012 from Huntington Bancshares Incorporated, where he served in the role of Segment Chief Information Officer for the bank’s Commercial, Auto Finance, Risk and Corporate Services groups from 2010 to 2012, and as Director of the Enterprise Project Management Office from 2010 to 2012. Prior to Huntington, he was with Bank of America from 2003 to 2010 where he served in a variety of senior executive positions, including business processing, operations, customer service and IT program management roles. Earlier in his career, Mr. Koul worked on the delivery of large-scale program implementations at IBM, KPMG Consulting, Verizon, Morgan Stanley and Citibank UK. Mr. Koul graduated from India’s elite Birla Institute of Technology & Sciences University in Pilani with a bachelor’s degree in Electronics Engineering.
GREGORY W. NORWOOD, 57, is Senior Executive Vice President and Chief Financial Officer. He joined First Niagara in April 2011, and previously served as Chief Risk Officer of Ally Bank. He also served as a Senior Risk Officer for the parent company, Ally Financial, formerly known as GMAC Financial, Inc. Prior to joining Ally in 2009, Mr. Norwood served as Treasurer of Wachovia from July 2008, having served in various other senior treasury positions since joining Wachovia in 2005. From 2001 to 2005, he was Corporate Controller for Bank of America. Previously, he was a partner with KPMG, serving financial services clients including some of the nation's largest banks from the firm's New York and Charlotte, North Carolina offices. He started his career with KPMG in 1980 and was a Professional Accounting Fellow at the Securities and Exchange Commission from 1989 - 1991. Mr. Norwood earned his bachelor's degree in accounting from Northern Arizona University.
MARK R. RENDULIC, 47, is Executive Vice President, Retail Banking at First Niagara and is responsible for leading the retail branch network across First Niagara’s Northeastern franchise, Small Business Banking, and First Niagara Investment Services (FNIS).  Mr. Rendulic is responsible for the execution of our retail sales and service strategy, deposit product management and development, delivery planning and First Niagara’s customer contact centers.  In addition, Mr. Rendulic oversees Marketing, Corporate Communications and charitable giving across all regions.  He joined First Niagara in September 2009 as Regional Sales Manager for the Western Pennsylvania region after the bank acquired 57 former National City branches from PNC Financial Services Inc.  Prior to joining First Niagara, Mr. Rendulic was Executive Vice President of Consumer and Small Business Financial Services for National City Bank of Pennsylvania from 2001-2009 and held various leadership roles in

14

retail banking over the past 28 years. Mr. Rendulic earned a Bachelor’s degree in Economics and Business Administration from the University of Pittsburgh and serves on the Board of Directors of the Consumer Bankers Association.
JULIE SIGNORILLE, 50, is Executive Vice President and Managing Director of Operations. She joined First Niagara in May 2010 as Senior Vice President, Managing Director-Operations and has enterprise-wide leadership responsibility for Banking and Card Operations, Consumer Loan Operations, Facilities and Business Performance Management. An operations and financial services executive with more than 29 years experience, she previously served as Vice President, U.S. Operations for Symcor, a leading operations outsourcer to the financial services industry from 2006 to 2010. Prior to that, Ms. Signorille was with Unisys Corporation as Director of Service Delivery and Client Relationship Manager and with Citibank as Vice President of Operations. Active in the community, she is currently a member of the WNY Women’s Foundation Board, Big Brothers Big Sisters of Erie County and a mentor for the Babcock Street Job Readiness Program. She is also a member of the Wausau Advisory Board. She is a Certified Green Belt in Six Sigma and holds a number of banking certifications.
TRANSACTIONS WITH CERTAIN RELATED PERSONS

Federal laws and regulations generally require that all loans or extensions of credit that the Bank makes to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other features unfavorable to us. However, regulations also permit executive officers and directors to receive the same terms through loan programs that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. The Bank has a loan program that provides an interest rate discount on residential mortgage loans to its employees, including executive officers and directors.
Our directors and executive officers and their associates are, as they have been in the past, customers of the Bank and its subsidiaries and additional transactions may be expected to take place in the future between such parties. Other than the interest rate discount provided to employees on their residential mortgage loans referenced above, any other loans from the Bank to executive officers and directors and their associates outstanding at any time since the beginning of 2013 were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank. All of the loans made to directors, executive officers and their associates are current, in compliance with their original contractual terms and were made in the ordinary course of business. Additionally, they do not involve more than the normal risk of repayment or collectability or contain other terms which may be unfavorable to the Bank. We do not regard any of the loans as potential problem loans. All loans that we have made to our directors and executive officers conform with the Federal Reserve Act and Regulation O.

15

The table below sets forth information with respect to residential mortgage loans that the Bank has made to executive officers and directors under the loan program described above as of December 31, 2013.

Related Person / Relationship	Credit Extended During 2013 ($)	Maximum Indebtedness During 2013 ($) (1)	Principal Repaid During 2013 ($)	Amount Outstanding 12/31/2013 ($)	Interest Paid During 2013 ($)	Interest Payable During 2013 ($)
G. Thomas Bowers Director, Chairman	—	608,526	47,551	560,975	16,376	16,376
Daniel E. Cantara III Former Chief Banking Officer	—	220,295	23,249	197,046	8,606	8,606
James K. Ciroli Corporate Controller and Principal Accounting Officer	—	253,585	15,214	238,371	8,016	8,016
Gary M. Crosby President and CEO	—	397,815	8,874	388,940	13,677	13,677
John R. Koelmel Former President and CEO	—	356,962	26,532	330,430	12,017	12,017
Gregory W. Norwood Chief Financial Officer	—	645,794	45,963	599,831	19,441	19,441
Oliver H. Sommer Former Executive Vice President	—	720,000	11,291	708,709	15,913	15,913
TOTAL	—	3,202,978	178,675	3,024,303	94,046	94,046

(1)	All loans are residential mortgage loans.
In accordance with applicable NASDAQ listing requirements and our Audit Committee Charter, the Audit Committee approves all related party transactions required to be disclosed under Item 404(a) of Regulation S-K. Further, our Loans to Insiders Policy requires that any lending transaction between the Bank or its subsidiaries and a director or executive officer must also be approved by a majority of the Board of Directors. Each officer and director is expected to bring any relationship or transaction with the Corporation in which he or she has a direct or indirect interest to the attention of the Board or Nominating Committee, other than in connection with the types of ordinary course transactions discussed above. While specific review or approval procedures for related person transactions are not in writing, NASDAQ rules require the Corporation's Audit Committee or other body of independent Directors (such as the Nominating Committee) to conduct appropriate review and oversight of all related party transactions for potential conflict of interest situations on an ongoing basis. In addition, the Bank has a Code of Conduct for its directors, officers and employees which requires that individuals avoid real or perceived conflicts of interest and related party business dealings that might give rise to an appearance of a conflict of interest.

16

BOARD OF DIRECTORS AND COMMITTEES

Board Committee Membership
The following chart provides information about Board committee membership and the number of meetings that each committee held in 2013.

Name	Executive	Governance/ Nominating	Audit	Compensation	Risk
Chairman of the Board
G. Thomas Bowers	Chair	X		X
Directors
Thomas E. Baker	X	X	Chair
James R. Boldt				X	X
Roxanne J. Coady			X		X
Carl Florio			X		X
Carlton L. Highsmith		Chair	X
George M. Philip				Chair	X
Peter B. Robinson		X			X
Nathaniel D. Woodson	X			X	Chair
Executive Officer & Director
Gary M. Crosby	X
Number of meetings in 2013	—	4	11	9	8
Board Meetings and Committees of the Board
During 2013, the Board met eleven times. Each director attended at least 90% of the combined total number of meetings of the Board and Board Committees of which he or she was a member. Consistent with the Company’s corporate governance guidelines, the independent directors meet in executive session at each planned Board meeting. In addition, our corporate governance guidelines provide that all directors are expected to attend each Annual Meeting. Nine of our directors attended the 2013 Annual Meeting. We anticipate that all directors will attend the 2014 Annual Meeting.
The Board has five standing committees: Executive, Governance/Nominating, Audit, Compensation, and Risk. The Board has adopted written charters for each of the standing committees and they are available on our website at www.firstniagara.com by selecting to our investor relations section under the heading, About First Niagara at the bottom of the page, and then choosing the Governance Documents tab.
Governance/Nominating Committee
The Governance/Nominating Committee is responsible for matters of corporate governance and matters relating to the practices, policies and procedures of the Board. The Governance/Nominating Committee identifies qualified individuals for Board membership, determines the size and composition of the Board and its committees, monitors the process of assessing the effectiveness of the Board and Board members, ensures appropriate plans for leadership succession and oversees the development and implementation of the Corporate Governance Guidelines. Our Governance/Nominating Committee is also responsible for the determination of director independence as defined by NASDAQ corporate governance listing standards and administration of the Board’s peer review evaluation. Each member of the Governance/Nominating Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Governance/Nominating Committee met four times during 2013.
Audit Committee
The primary role of the Audit Committee is to assist the Board in fulfilling oversight responsibilities with respect to the integrity of our financial statements and other financial information provided to our stockholders and others. Our Audit Committee oversees the retention of our Independent Registered Public Accounting Firm, including

17

oversight of the terms of the engagement, as well as their independence and objectivity. However, Audit Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the Independent Registered Public Accounting Firm. In addition, the Audit Committee monitors the performance of our internal audit function, internal controls over financial reporting and disclosure controls. The Audit Committee also reviews and approves all related persons transactions. The Audit Committee is empowered to retain independent legal counsel and other advisors as deemed necessary or appropriate to assist the committee in fulfilling its responsibilities.
Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3, and the Board believes that Mr. Baker qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. The report of the Audit Committee is included elsewhere in this proxy statement. The Audit Committee met eleven times during 2013.
Compensation Committee
The primary responsibilities of the Compensation Committee are to assist the Board in overseeing compensation and benefit plans for all employees and to set specific pay levels for directors and Named Executive Officers. The Compensation Committee also administers and has discretionary authority over the issuance of equity awards under the Company's stock compensation plans. The Compensation Committee is responsible for the engagement of our compensation consultant, Frederic W. Cook & Co., Inc. Four members of the Board serve on the Compensation Committee, each of whom is independent by NASDAQ standards. The report of the Compensation Committee can be found in the "Compensation Committee Report". Information about our process and procedures for the consideration and determination of executive and director compensation is included in the section entitled, "How We Make Compensation Decisions" in this proxy statement. The Compensation Committee met nine times during 2013.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee is currently comprised of Messrs. Bowers, Boldt, Philip and Woodson. No member of the Compensation Committee is or has been an officer or employee of the Company. In addition, none of our executive officers serve as a member of the board of directors or compensation committee of any outside company that has an executive officer serving as a member of our Board.
As disclosed in "Transactions with Certain Related Persons", the Bank has provided Mr. Bowers with an interest rate discount on his residential mortgage loan through a program that is widely-available to our employees. Mr. Bowers refinanced his residential mortgage loan with the Bank in 2013 at a discounted interest rate through the same program. The largest aggregate amount of principal outstanding during 2013 under this mortgage loan was $608,526.  The principal amount outstanding on December 31, 2013 was $560,975.   During 2013, Mr. Bowers paid $47,551 in principal and $16,376 in interest.  The loan bears interest at a rate of 2.625%.
Risk Committee
The responsibility of the Risk Committee is to assist the Board in fulfilling its oversight responsibilities with respect to understanding risks impacting the company and related control activities, assessing our strategic, credit, market, compliance & regulatory, information technology and operational risks. The Committee’s primary duties and responsibilities are to approve an appetite for risk and related measurements to guide management’s efforts in managing risk and provide oversight of the risk taking activities, risk governance and risk management policies of the Company. The Risk Committee met eight times during 2013. See above under the caption “The Role of the Board in Risk Oversight.”
Executive Committee
The Executive Committee’s primary responsibilities are to act on behalf of the Board between meetings, to handle administrative issues in order to allow for more efficient operations of the Board, as well as to provide advice and counsel to the CEO. The Executive Committee did not meet during 2013.

18

Board Nominations
We believe that each of our directors should possess the highest personal and professional ethics and be committed to representing the best interests of our stockholders. Through our governance processes, we seek a Board comprised of directors with:

•	Leadership experience and achievements that demonstrate an inquiring and independent mind and the ability to exercise good business judgment

•	Knowledge and understanding of our organization, industry, and the markets and communities in which we operate

•	Commitment to devote the time required to fulfill duties on the Board and its committees

•	Independence, including absence of relationships or interests that would create a conflict with a director’s responsibilities to us and our stockholders
The Governance/Nominating Committee and our Board believe, and our Corporate Governance Guidelines provide, that Board membership should reflect diversity in a broad sense, including persons diverse in skills, background, gender and ethnicity. The Governance/Nominating Committee also takes into account regulatory and NASDAQ listing requirements applicable to our Board and Committees, including “independence” requirements applicable to our Audit, Compensation and Governance/Nominating Committees, the financial statement literacy requirement applicable to Audit Committee members and the requirement for an audit committee financial expert on the Audit Committee.
In making its recommendations as to nominees for election to our Board, our Governance Committee evaluates our current directors, taking into account their skills, experience and willingness to continue to serve on the Board. As part of its evaluation, the Governance/Nominating Committee also reviews submissions by each director to the Chair of the Governance/Nominating Committee containing the director’s self-assessment and view as to continuation of Board service. In making recommendations to the Board on nominees, the Governance/Nominating Committee considers the benefits of continuity of service and those associated with new perspectives.
The Governance/Nominating Committee also considers candidates submitted by stockholders and may engage a third party to assist in the identification of nominees. The Governance/Nominating Committee has not adopted criteria for evaluating differently a candidate nominated by a stockholder versus by a director, member of management or other third party.
Procedures for the Consideration of Board Candidates Submitted by Stockholders
The Governance/Nominating Committee has procedures for the consideration of Board candidates submitted by stockholders. A stockholder may submit the names of candidates, in written form only, to the Corporate Secretary, at First Niagara Financial Group, Inc., 726 Exchange Street, Suite 618, Buffalo, New York 14210. The submission must include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Governance/Nominating Committee

•	The qualifications of the candidate and why this candidate is being proposed

•
The name and address of the nominating stockholder as it appears on our stock ownership records, and number of shares of our Common Stock that are beneficially owned (if the stockholder is not a holder of record, appropriate evidence of stock ownership should be provided)

•
The name, address, and contact information for the nominated candidate, and the number of shares of our Common Stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stock ownership should be provided)

•	A statement of the candidate’s business and educational experience.

•	Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A

19

•	A statement detailing any relationship between the candidate and the Company and between the candidate and any customer, supplier or competitor of the Company

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected
A nomination submitted by a stockholder for presentation at an Annual Meeting must comply with the timing, procedural and informational requirements in our Bylaws and as described in “Advance Notice of Business to Be Conducted at an Annual Meeting”.
DIRECTOR COMPENSATION

The Company uses a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on the Board, as described below. Members of the Board who are employees of the Company are not compensated for service on the Board or any of its committees.
Our Board’s Compensation Committee reviews all elements of non-employee director compensation, as outlined below, and makes an annual compensation recommendation to the Board. The primary objectives of the Committee’s annual review are to confirm continued alignment with business and stockholder interests, evaluate the competitiveness of our director compensation program relative to the peer group, and identify and respond to continued changes in director compensation in light of the competitive environment. The Compensation Committee conducted its annual compensation review for 2013 on December 11, 2012. The Committee utilized the services of Frederic W. Cook & Co, Inc., its independent compensation consultant in connection with this review.
Following its annual review, the Committee recommended and the Board approved the following changes in the non-employee director compensation program. Cash compensation changes were effective as of April 24, 2013, the date of the 2013 Annual Meeting of Stockholders, and Equity compensation changes were effective as of the date of grant of the annual grant of awards to directors for 2014 on February 27, 2014.
Cash Compensation

•	An increase in the annual cash retainer provided to the Audit chairperson from $10,000 to $15,000

•	An increase in the annual cash retainer provided to the chairpersons of the Compensation, Nominating/Governance and Risk Committees from $7,000 to $10,000

•
The addition of committee member retainers to compensate committee membership in the absence of committee meeting fees; Audit Committee members in the amount of $10,000 and Compensation, Nominating/Governance and Risk Committee members in the amount of $5,000

Equity Compensation

•	An increase in the annual equity compensation for the chairperson from $104,000 to $120,000

•	An increase in the annual equity compensation for members from $65,000 to $75,000
After a review by our independent compensation consultant, it was determined that our director compensation program was below market median levels.  Further, no changes to compensation had been made in two years.  The increases in compensation including a retainer payment for committee members and increased equity compensation were made to align the Director compensation program to market median.

20

Overview of the 2013 Director Compensation Programs
The table below outlines the cash and equity compensation provided to non-employees directors for the 2013 board service year and was effective on April 24, 2013, the date of the 2013 Annual Meeting of Stockholders.

Cash Compensation - Annual Retainer Fees	($)
Board Retainers
Chairperson (1)	104,000
Member	65,000
Committee Chairperson Retainers
Audit	15,000
Compensation	10,000
Risk	10,000
Governance/Nominating	10,000
Executive	—
Special Subcommittee(2)	15,000
Committee Member Retainers
Audit	10,000
Compensation	5,000
Risk	5,000
Governance/Nominating	5,000
Executive	—
Special Subcommittee(2)	7,500
Equity Compensation - Annual Restricted Stock Awards (3)	($)
Chairperson (1)	104,000
Member	65,000

(1)	The Chairperson receives a premium of 1.6x member compensation.

(2)	While not an ongoing or permanent practice, special subcommittees were formed in 2013 to search for a new chief executive officer and board member.

(3)
The grant date value of the annual restricted stock awards was increased to $120,000 and $75,000 for the Chairperson and the other members of the Board, respectively, beginning with the annual grant of awards to directors on February 27, 2014.

Annual Restricted Stock Awards
In 2013, we granted restricted stock to each of our non-executive directors under the Company's 2002 Long-Term Incentive Stock Benefit Plan. The number of shares of each award of restricted stock was determined by dividing the applicable grant date value by the 30-day average closing price per share of Company stock. Directors who join the Board during the Board service year receive restricted stock award for a pro-rated number of shares. Restricted stock vests on December 31 of the calendar year in which granted. The 2002 Long-Term Incentive Stock Benefit Plan provides for accelerated vesting of restricted stock upon a director's retirement, death or disability, or upon a change in control of the Company. Outside directors are subject to our stock ownership guidelines. Under these guidelines, each outside director is expected to own at least $325,000 of our Common Stock, which is five times the cash compensation portion of our director compensation program.
If Proposal III is approved by our stockholders, Amendment Number Two to the 2012 Equity Incentive Plan will add an annual limit on the awards that can be granted to outside directors under the Company's 2012 Equity Incentive Plan of $500,000 per director per year.
Directors Deferred Fees Plan
The Directors Deferred Fees Plan (the “Deferred Fees Plan”) is a nonqualified compensation plan that provides directors the ability to elect to defer the payment of all or a portion of his or her Cash Compensation (member and chairperson retainers or other cash compensation) and Equity Compensation (i.e., by electing to defer payment of a restricted stock unit award). The cash deferrals are fully vested at all times while the restricted stock units vest on December 31 of the calendar year in which they are granted.

21

Cash compensation amounts credited to the Deferred Fees Plan are deemed invested in available hypothetical investment alternatives, including Common Stock, fixed income securities, or money market accounts. Restricted stock units and dividend equivalent units earned thereon are deemed invested in Common Stock. There are no preferential earnings on deferred amounts. Amounts credited to a director's account are payable in substantially equal annual installments, as selected by the director at the time of deferral.  Such payments commence, as selected by the director, on either the first day of the calendar year following cessation of Board service, or the later of the first day of the calendar year following his or her cessation of Board service and the first day of a calendar year designated by the director on the deferral election form.
In the event a director dies before all payments have been made under the Deferred Fees Plan, the balance of his or her accounts will be paid to the director's designated beneficiary on the terms that would have applied to payments to the director. If the death occurs before payments have commenced, then the amounts credited to a director's account will be paid to the director's beneficiary in a single lump sum or for accounts for years prior to 2014, in a single lump sum or substantially equal annual installments, as elected by the director at the time the deferral was made. Directors may also receive a whole or partial distribution in the event of an unforeseeable financial emergency.
DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation earned or paid by the Company to directors for the fiscal year ended December 31, 2013.

Names	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Thomas E. Baker	97,500	64,916	—	10,333	172,749
James R. Boldt	31,250	26,376	—	202	57,828
G. Thomas Bowers	119,000	103,873	—	15,020	237,893
Roxanne J. Coady	85,417	64,916	—	6,258	156,591
Carl Florio	83,750	64,916	—	1,955	150,621
Carlton L. Highsmith	102,500	64,916	—	1,955	169,371
Barbara S. Jeremiah (4)	25,083	64,916	—	6,030	96,029
William H. (Tony) Jones (4)	24,000	64,916	—	7,121	96,037
George M. Philip	83,750	64,916	—	1,955	150,621
Peter B. Robinson	80,000	64,916	—	1,955	146,871
Nathaniel D. Woodson	93,000	64,916	—	1,955	159,871

(1)
The amounts shown in this column represent the grant date fair value for awards granted to all directors in 2013. Assumptions used in the calculation of these amounts are included in Note 15 to the Company’s audited financial statements for the year ended December 31, 2013, included in the Company’s Form 10-K filed with the SEC on February 25, 2014.

22

(2)	The aggregate number of shares subject to outstanding exercisable stock options, held by directors as of December 31, 2013, was as follows:

Names	Options Exercisable (#)
Thomas E. Baker	33,060
James R. Boldt	—
G. Thomas Bowers	—
Roxanne J. Coady	235,400
Carl Florio	50,000
Carlton L. Highsmith	34,078
Barbara S. Jeremiah (4)	—
William H. (Tony) Jones (4)	25,480
George M. Philip	33,060
Peter B. Robinson	—
Nathaniel D. Woodson	235,400

(3)
The amounts shown in this column represents dividends on unvested restricted stock awards and dividend equivalents paid on unvested restricted stock units during 2013. For Mr. Bowers, his total also includes a $525 annual premium for $350,000 in life insurance. coverage.

(4)	Effective with the 2013 Annual Meeting, Ms. Jeremiah and Mr. Jones were no longer members of the Board.

23

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis ("CD&A") summarizes the objectives and elements of our executive compensation program for the Named Executive Officers whose compensation is detailed in the Summary Compensation Table and other compensation tables contained in this proxy statement. The Named Executive Officers are the current and former President and Chief Executive Officer, the Chief Financial Officer and the three most highly compensated officers (other than the Chief Executive Officer and Chief Financial Officer) at the end of 2013.

•	Gary M. Crosby, current President and Chief Executive Officer

•	John R. Koelmel, former President and Chief Executive Officer

•	Gregory W. Norwood, Chief Financial Officer

•	Richard M. Barry, Chief Risk Officer

•	Daniel E. Cantara III, Chief Banking Officer

•	Mark R. Rendulic, EVP Retail Banking
TABLE OF CONTENTS FOR EXECUTIVE COMPENSATION DISCLOSURE

24

EXECUTIVE SUMMARY

Business Highlights

In 2013, we reported GAAP net income available to common stockholders of $0.75 per diluted share, compared to $0.40 per diluted share in 2012. Excluding certain non-recurring items that occurred in 2013 and 2012, adjusted earnings were $0.76 per diluted share in 2013, compared to $0.75 per diluted share in 2012.

The primary drivers of earnings in 2013 were strong organic loan growth with profitable customer acquisition and positive operating leverage through disciplined cost management. In 2013, we achieved our earnings and operating expense targets by balancing our near-term earnings performance with selective investments in the franchise for the longer term.

In 2013, earnings were negatively impacted by factors such as: (1) continued pressures on commercial loan pricing given the sustained level of historical low interest rates and intense competitive landscape, and (2) resetting of mortgage banking income to a more normal quarterly level as persistent low interest rates in 2012 and in the early part of 2013 drove a spike in mortgage refinance volume.

Further details regarding our performance include:

•
An increase of 13% in average total loans driven by 14% growth in commercial loan balances and $1.3 billion in indirect auto originations. Our commercial growth in 2013 can be attributed to our successes in upgrading our commercial lending leadership and relationship manager complement and furthering the expansion of specialty lending units such as healthcare, asset based lending and equipment financing.

Commercial Loans

$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
+14%
$11.0 billion
$12.6 billion
2012
2013

•
In 2013, Greenwich Associates, a financial services consulting firm, recognized the Company for its outstanding achievement and performance in middle market and small business banking. Under middle market banking, Greenwich recognized First Niagara for overall relationship manager capability and customer service, accuracy of operations, and overall satisfaction in the Northeast for our Treasury management operations.

•
Our entry into the indirect auto business in 2012 gained strong momentum in 2013. In 2013, we grew our dealer network by over 200 and at year-end our reach consisted of over 1,100 dealers in ten states.

•
Average transactional deposits (interest-bearing checking and noninterest-bearing checking) increased 25% in 2013 reflecting the full year impact of the HSBC branch acquisition and our efforts to grow our core customer base and reposition account mix toward such core deposit base. Transactional deposits equaled 36% of our total deposit base at year-end 2013, compared to 33% a year earlier. We also made significant progress in tailoring our retail delivery channel to match evolving customer preferences through investments in alternative delivery channels such as mobile banking.

25

Transactional Deposits

$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
+25%
$7.4 billion
$9.2 billion
2012
2013

•
An increase in noninterest income to $366 million in 2013 from $338 million in 2012, excluding $21 million of gains from the sales of mortgage-backed securities as a result of repositioning the portfolio. The increase in noninterest income was boosted by the full year impact of the HSBC branch acquisition and our strategic decision to transform our culture to one more keenly focused on sales growth. Wealth management fees grew by $3 million, or 29%, from the fourth quarter of 2012 to the fourth quarter of 2013.

•
Fourth quarter 2013 expenses dropped $8 million to $227 million from the fourth quarter of 2012, excluding $4 million of merger expenses in the prior year, by eliminating unproductive costs throughout the organization. Driven by the positive operating leverage we achieved in 2013, our operating efficiency ratio improved to 61.5% in the fourth quarter of 2013 compared to 65.2% in the fourth quarter of 2012.

•
Provision for credit losses was $105 million in 2013, up from $92 million in 2012, reflecting continued growth in our commercial lending portfolios and momentum in our indirect auto lending business unit. Credit losses showed modest improvement from 2012 as net charge-offs of originated loans as a percentage of average total originated loans improved by one basis point to 0.34% in 2013.

President and CEO Transition
On March 19, 2013 we announced the mutually agreed upon separation of John R. Koelmel as President and Chief Executive Officer, and the appointment of Gary M. Crosby, former Chief Administrative and Operations Officer, to serve as Interim President and CEO. The Board then initiated a nationwide search to identify a permanent President and CEO.
During the interim period, we implemented a transitional compensation arrangement for Mr. Crosby in order to more closely align his incentive compensation with the achievement of short-term business goals. In addition, in order to ensure consistent executive leadership and continued focus on driving desired business results during the interim period, we provided equity retention awards to certain Named Executive Officers as well as temporary enhanced severance benefits to certain Named Executive Officers and other mid-level executives.
On December 19, 2013, following an extensive internal and external search, the Board named Mr. Crosby as President and CEO and appointed him to the Company’s Board of Directors. The Board approved a competitive total compensation package for Mr. Crosby effective January 1, 2014.
Executive Compensation Highlights
Executive Compensation Pay Decisions Related to the CEO Transition

•
We implemented a transitional compensation arrangement for our Interim President and CEO, Gary M. Crosby, in March 2013 after the mutually agreed upon separation of our former President and CEO, John R. Koelmel

•	We amended our Executive Severance Plan to include temporary enhanced severance benefits to Messrs. Norwood, Barry, Cantara and Rendulic

26

•	We granted off-cycle equity retention awards which cliff-vest in three years, to Messrs. Norwood, Barry, Cantara and Rendulic
Other Executive Compensation Pay Decisions

•	We aligned compensation for Messrs. Norwood, Barry, Cantara and Rendulic with competitive practice and focused on pay for performance through the following 2013 pay decisions:

◦	Approved base salary increases ranging from 0% to 12.5% based on a competitive market analysis of our peer group and individual performance

◦	Maintained short-term incentive targets for Messrs. Barry, Cantara and Rendulic and increased the target for Mr. Norwood

◦	Increased long-term incentive targets to align with our peer group and further align the interests of our Named Executive Officers with the interests of stockholders

◦
Awarded above target payouts for 2013 short-term incentives based on solid financial performance and individual contributions including exceptional leadership demonstrated by the Named Executive Officers during our transition to a new President and CEO

Pay-for-Performance

•
In 2013, the realizable value of variable compensation (short-term and long-term incentives) for the CEO is projected to be slightly more than the target value of variable compensation, which differs from realizable pay in 2012, primarily due to an increase in our stock price and total shareholder return ("TSR") results

•	For 2012, realizable pay is projected to be about 72% of target pay and 2013 realizable pay is projected to be about 110% of target pay

•	The following graph illustrates the CEO's/Interim CEO's 2012 and 2013 target and realizable pay compared to the increase in our indexed TSR with a 2011 value of 100

CEO Target Pay vs. Realizable Pay ($000s)
Total Direct Compensation
$5,000
$4,000
$3,000
$2,000
$1,000
$0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
100.0
95.4
132.1
$2,235
$955
$955
$1,381
$639
$955
$2,000
$1,557
$849
$2,369
$1,638
$849
2011 YE
2012 Target Pay
2012 Realizable Pay
2013 Target Pay
2013 Realizable Pay
Base Pay
Short-Term Incentive
Long-Term Incentive
Indexed TSR

Compensation Source: 2012 data represents former President and CEO John R. Koelmel's target and realizable pay and 2013 data represents Interim President and CEO Gary M. Crosby's target and realizable pay.
Target Pay: annualized base salary, target short-term incentive award, one-time bonuses, and the target value of long-term incentive awards for 2012 and 2013.
Realizable Pay: annualized base salary, actual short-term incentive compensation paid, the "in-the-money" value of stock options, the fair market value of time-based restricted stock awards and performance-based restricted stock awards outstanding for 2012 and 2013. All equity awards have been valued using $10.62, the closing stock price of Company common stock on December 31, 2013. The performance-based restricted stock component, which comprises 25% of the

27

long-term incentive awards, was valued at 0% in 2012 and 100% in 2013 because the 2013 year-end projection of TSR versus peers would result in performance below threshold for the 2012 grant and 100% for the 2013 grant. The 2012 stock options were valued at $0.78 per share ($10.62 - $9.84 exercise price) and the 2013 stock options were valued at $1.76 per share ($10.62 - $8.86 exercise price).
Compensation Program Highlights
Below are highlights of our compensation practices that provide a link to the Company's performance and stockholders' short-term and long-term interests:
What we do:

•	Pay for Performance: The majority of Named Executive Officer compensation is not guaranteed. We set clear financial and individual performance goals and differentiate based on individual contributions

•
Balanced Scorecard Approach: We determine short-term incentive awards based on a mix of performance metrics, both financial and individual, thereby reducing the risk associated with any single measure of performance

•
“Double-Trigger” Change in Control Agreements: We align the interests of our Named Executive Officers with the interests of our stockholders by providing a change in control benefit to executives whose employment is terminated or who voluntarily terminate employment in certain circumstances following a change-in-control transaction

•	Limited Perquisites: We provide modest perquisites limited to automobile allowances and club membership fees

•	Stock Ownership and Holding Guidelines: We utilize robust ownership and holding guidelines

•	Independent Compensation Consultant: We use an independent executive and director compensation consulting firm which provides no other services to the Company

•	Clawback Provisions: Our short and long-term incentive plans provide the Company the right to recoup compensation paid or payable to our Named Executive Officers

•	Prohibiting Pledging and Hedging: We prohibit Named Executive Officers from engaging in hedging and pledging activities
What we don't do:

•	No option repricing without stockholder approval

•	No dividends paid with respect to unvested performance-based restricted stock or unit awards

•	No employment agreements

•	No excise tax gross-ups on change in control benefits
PRESIDENT AND CEO TRANSITION AND RELATED COMPENSATION ARRANGEMENTS

President and CEO Transition
On March 19, 2013, we announced the mutually agreed upon separation of our President and CEO, John R. Koelmel, and the simultaneous appointment of Gary M. Crosby as our Interim President and CEO. Prior to his appointment, Mr. Crosby served as Executive Vice President and Chief Administrative and Operations Officer. Effective December 19, 2013, Mr. Crosby was named permanent President and CEO and was appointed to our Board of Directors.
Arrangements provided to Mr. Koelmel:
Mr. Koelmel separated from service with us effective March 19, 2013, following a mutually agreed upon termination. In accordance with the terms of our prior CEO Executive Severance Plan, he was provided with severance benefits in the amount of $2,865,000. In addition, Mr. Koelmel was paid a lump-sum amount of

28

$25,000 for payment of legal fees and other expenses associated with his separation. Mr. Koelmel met the definition of retirement under our Executive Short-Term Incentive Plan, the 2002 Long-Term Incentive Stock Benefit Plan and the 2012 Equity Incentive Plan. Therefore, he received a pro-rated target short-term incentive award for 2013 of $204,083 and his outstanding equity-based awards vested to the extent provided for under the terms of the applicable award agreements and incentive plans. Additional information on the payments provided to Mr. Koelmel can be found in the footnotes to the "Summary Compensation Table" and the narrative section of the "Potential Payments Upon Termination or Change in Control" table.
Arrangements provided to Mr. Crosby while serving as our Interim President and CEO:
Mr. Crosby's 2013 total target direct compensation was comprised of a base salary of $655,000, a target short-term incentive award opportunity of 85% of base salary, and an annual target long-term incentive award opportunity of $1,000,000. Mr. Crosby also received a monthly cash fee of $25,000 for each month during his term as Interim President and CEO. Mr. Crosby received a grant of restricted stock units on April 9, 2013 with a grant date fair value of $1,000,000, which vests on March 19, 2016. In addition, Mr. Crosby received a $1,000,000 cash bonus after the completion of his term as Interim President and CEO which was earned on December 19, 2013 and was paid in January 2014. Additional information on the payments provided to Mr. Crosby can be found in the section titled "Detail of Direct Compensation Programs and 2013 Decisions Regarding Compensation" in the CD&A, the "Summary Compensation Table" and the “Grants of Plan Based Awards” table.
We also approved enhancements to the severance benefits and change in control severance protections to which Mr. Crosby is entitled under our Executive Severance Plan and his Change in Control Agreement with us. The cash severance benefits Mr. Crosby would be eligible to receive upon a qualifying termination of employment were increased to the greater of 200% of his base salary plus his target short-term incentive or 300% of his base salary, subject to his execution and non-revocation of a general release of claims. The cash severance benefits Mr. Crosby would be entitled to receive upon a qualifying termination following a change in control were increased to 300% of the sum of his base salary and target short-term incentive. The severance benefits and change in control severance protections provided to Mr. Crosby are the same benefits and protections that were provided to the previous President and CEO. Additional information on the severance benefits and change in control protections provided to Mr. Crosby can be found in the narrative section of the "Potential Payments Upon Termination or Change in Control" table.
Arrangements provided to departed Named Executive Officer upon appointment of President and CEO:
On January 10, 2014, we announced the elimination of the Chief Banking Officer position held by Daniel E. Cantara, III, Senior Executive Vice President and Chief Banking Officer. He left the Company on February 28, 2014. We provided Mr. Cantara with separation benefits in accordance with our Executive Severance Plan. Additional information on Mr. Cantara’s severance benefits can be found in the “Potential Payments Upon Termination or Change in Control" table.
Arrangements provided to other Named Executive Officers:
Due to the period of uncertainty during the CEO transition, we approved enhanced severance protections and equity retention awards to Messrs. Norwood, Barry, Cantara and Rendulic with the goal of stabilizing our leadership team during 2013.
Temporary Enhanced Benefit under the Executive Severance Plan. If Messrs. Norwood, Barry, Cantara or Rendulic are terminated (other than for cause) between December 19, 2013 and December 18, 2014, they will receive an enhanced severance benefit of 18 months of base salary plus 150% of target short-term incentive. Additional information on the temporary enhanced severance benefits can be found in the section titled “Severance Benefits” of the CD&A and in the narrative section of the “Potential Payments Upon Termination or Change in Control" table.
Equity Retention Awards. We provided restricted stock unit awards to Messrs. Norwood, Barry, Cantara and Rendulic equal to 50% of their respective annual long-term incentive targets. These awards were granted on April 24, 2013 and cliff vest on April 24, 2016, if still employed by us on that date. Additional information on the retention awards can be found in the section titled "Retention Awards” of the CD&A and in the "Grants of Plan-Based Awards" table.

29

Arrangements provided to Mr. Crosby upon appointment to the position of the Company's President and CEO:
In connection with Mr. Crosby’s appointment as President and CEO, we entered into a letter agreement with Mr. Crosby, dated December 19, 2013 (the “Letter Agreement”).
Effective December 19, 2013
The Letter Agreement provides that Mr. Crosby will be entitled to receive severance benefits pursuant to our Amended and Restated Executive Severance Plan (the “Executive Severance Plan”) and change in control benefits pursuant to an Amended and Restated Change In Control Agreement with him (the “Change in Control Agreement”) provided a qualifying termination occurs following a change in control. The benefits that Mr. Crosby is entitled to receive under the Executive Severance Plan and the Change in Control Agreement are substantially the same benefits Mr. Crosby was entitled to under his prior arrangement as the Interim President and CEO. Additional information on Mr. Crosby’s severance benefits and change in control severance protections can be found in the narrative section of the “Potential Payments Upon Termination or Change in Control" table.
Effective January 1, 2014
Based on competitive market compensation levels, Mr. Crosby receives: (i) an annual base salary of $975,000; (ii) a target short-term incentive award opportunity for calendar year 2014 equal to 100% of his base salary; and (iii) an annual target long-term incentive award opportunity for calendar year 2014 of $2,500,000.
SAY ON PAY

Following the Company's Annual Meeting of Stockholders in April 2013, the Committee reviewed the results of the stockholder advisory vote on executive compensation with respect to 2012 compensation actions and decisions for the Named Executive Officers. Approximately 89 percent (88.83%) of the votes cast on the proposal were voted in support of the compensation outlined in last year's proxy statement. After a comprehensive market review and in light of strong stockholder support, we concluded that no changes were required.
COMPENSATION PHILOSOPHY AND OBJECTIVES

The philosophy underlying our executive compensation program is to provide a competitive, performance-based and risk appropriate compensation package that enables us to attract, motivate and retain the caliber of executive officers essential to deliver high performance to our stockholders, customers and the communities in which we operate.
The following objectives support our executive compensation program:

•	Pay for Performance: A sizable portion of compensation should be variable, dependent and directly linked to Company, individual and peer group performance

•	Managing Risk: Balance a desire for superior performance with safeguards so that compensation programs do not result in excessive risk taking that can threaten long-term value and stability

•	Competitiveness: Total compensation should be competitive to attract, retain and motivate our Named Executive Officers to maximize Company performance

•
Stockholder Alignment: Align the interests of our Named Executive Officers with the long-term interests of our stockholders through stock-based compensation and performance metrics that drive stockholder value

•
Balance: Fixed and variable compensation is appropriately weighted with a focus on providing rewards commensurate with the achievement of short-term and long-term financial, operational and strategic goals and individual performance

30

HOW WE MAKE COMPENSATION DECISIONS

The Role of the Compensation Committee
The Compensation Committee determines the compensation for the Company’s senior executives, including the CEO and other Named Executive Officers; evaluates senior executive and director compensation plans and programs; designs benefit plans for senior executives and employees; and oversees preparation of a report on executive compensation for inclusion in the Company’s annual proxy statement. Four members of the Board serve on the Committee, each of whom is independent by SEC and NASDAQ standards. The Chairperson of the Committee reports on Committee actions at meetings of the Board.
The Committee's duties include:

•	Formulating the compensation recommendations for the CEO and approving all compensation recommendations from the CEO for the Company's senior executives, including the other Named Executives Officers

•	Reviewing and approving Company goals and objectives relevant to the compensation of the CEO

•	Facilitating the annual CEO performance review process in light of these goals and objectives, with input from the Board

•	Approving all compensation components provided to the CEO and reporting key actions to the Board

•
Reviewing and approving all compensation components provided to senior executives including the Named Executive Officers taking into account the recommendation of the CEO and reporting key actions to the Board

The Committee is supported in its work by the Managing Director of Human Resources, and other staff as necessary, and an independent executive compensation consultant, as described below. The Compensation Committee Charter can be found on our website at www.firstniagara.com.
The Role of Management
Although the Committee is ultimately responsible for the Named Executive Officers' compensation decisions, input from management is critical to ensuring that the Committee and its advisors have the data needed to make informed decisions. The following summarizes the role of management in helping the Committee discharge its responsibilities:

•	The CEO and the Managing Director of Human Resources suggest potential incentive performance metrics

•	The Committee approves the final goals and weights used for executive short-term and long-term performance awards

•
The CEO provides an annual self-assessment of his performance to the Chairman of the Board who facilitates Board input and review at the end of each year. The Chairman of the Board is a member of the Committee and ensures Board feedback is shared with the Committee for the purposes of making informed compensation decisions

•	The CEO presents the other Named Executive Officers' performance summaries and recommendations relating to their compensation to the Committee for their review and approval
None of the Named Executive Officers has a role in determining his own compensation.
The Role of the Independent Compensation Consultant
Frederic W. Cook & Co., Inc. (“FWC”), a nationally recognized consulting firm specializing in executive and director compensation, is the Committee's independent compensation consultant. FWC provides no services to the Company other than consulting services provided to assist the Committee in fulfilling its responsibilities. FWC regularly attends Committee meetings in person and in 2013 advised the Committee on key decisions and performed the specific services outlined below:

•	Provided a presentation on executive compensation trends and external developments

31

•	Provided an annual competitive evaluation of total compensation for the Named Executive Officers, as well as overall compensation program share usage, dilution and fair value expense

•	Provided advice on CEO total compensation to the Committee at its January 2013 meeting, without prior review by the CEO

•	Reviewed Committee agendas and supporting materials in advance of each meeting, and raised questions and issues with management and the Chairperson of the Committee as appropriate

•	Provided input on the CD&A and related compensation tables for the proxy statement

•	Reviewed and validated the 2013 compensation peer group

•	Assisted with the development of the compensation arrangements, severance benefits and change in control protections for the Interim and Permanent President and CEO during the CEO transition

•	Provided input on the 2013 Executive Short-Term Incentive Plan and the 2012 Equity Incentive Plan for best practices and market competitiveness
The Committee received a letter from FWC regarding its independence under the six factors to be considered for such purpose under NASDAQ rules, assessed the independence of FWC pursuant to such rules and concluded that FWC's work for the Committee did not raise any conflict of interest.
Compensation Peer Group Development
The Committee reviews annually the compensation practices of a select group of the Company's peers. We use the data derived from the compensation peer group as a reference point for evaluation of our executive compensation program, practices and overall competitiveness of the compensation provided to the Named Executive Officers. The 2013 compensation peer group, which was unchanged from 2012, was based on the criteria outlined below:

•	Company size and industry (one-half to two times asset size)

•	Statistical reliability (between 12 to 20 companies)

•	Executive talent sources (companies that we compete with for talent)

•	Competition for investor capital (companies that stockholders may consider as alternative investment opportunities)

•	Overall reasonableness
Our compensation peer group consists of 14 regional banks from across the U.S., ranging from approximately $21.2 billion in assets to $89.2 billion in assets, with a median asset size of $35.5 billion, which is consistent with the Company's asset size.

32

2013 Compensation Peer Group

Company	Total Assets in millions (1)
Associated Banc-Corp	$23,488
BOK Financial	$28,149
City National	$28,618
Comerica	$65,359
First Citizens Bancshares	$21,284
First Horizon National	$25,520
Hudson City Bancorp	$40,596
Huntington Bancshares	$56,153
KeyCorp	$89,236
M&T Bank	$83,009
New York Community Bancorp	$44,145
People's United Financial	$30,324
Synovus Financial	$26,760
Zions Bancorporation	$55,512

75th Percentile	$55,993
Median	$35,460
25th Percentile	$27,107
First Niagara Financial Group, Inc.	$36,806
Percent Rank	51%

(1)	As of December 31, 2012.

33

OVERVIEW OF COMPENSATION PROGRAM

A summary of the principal components of our Named Executive Officer compensation program and the purpose of each component are presented in the following table. Additional details are provided below this table.

Component	Key Characteristics	Link to Philosophy	Key Actions 2013
Base Salary	Fixed; reviewed annually	To provide a competitive rate of pay based on level of performance, contribution and experience, as well as relative position to the market	Base salary increases ranged from 0% to 12.5%
Short-Term Incentive Award	Variable; based on Company and individual performance	To focus Named Executive Officers on profitable earnings, business fundamentals and individual contributions	Approved 2013 financial performance at 89.2%; actual payouts ranged from 98-115% of target awards based on individual performance results for each Named Executive Officer
Long-Term Incentive Award	Variable; based on Company performance	To align interests of Named Executive Officers with stockholders and reward achievement of long-term performance goals	No changes to vehicle mix. Assessed performance of 2011 performance-based awards at 0% due to 2011-2013 total shareholder return not attaining the threshold level
Health Benefits	Fixed; Named Executive Officers participate in the same health plans as other employees	To provide competitive levels of benefits that promote health and wellness	Aligned with market practice
Retirement Plan	Fixed; Named Executive Officers participate in the same retirement plans as other employees	To provide competitive levels of benefits that promote financial security	No changes
Perquisites	Fixed; limited to auto allowances and club fees. Gross-ups are not provided on perquisites	To provide a business-related benefit to the Company, and to assist in attracting and retaining executive officers	No changes
Post Employment Compensation	Fixed; benefits provided under Executive Severance Plan and Change in Control Agreements	To provide temporary levels of income following qualifying termination of employment, and in the case of a change in control, to provide management continuity	Reviewed severance plans and provided enhanced severance to certain senior executives during the CEO transition

DETAIL OF DIRECT COMPENSATION PROGRAMS AND 2013 DECISIONS REGARDING COMPENSATION

Base Salary Program
Base Salary is the primary fixed component of the executive compensation package provided to the Named Executive Officers, and is determined by considering the relative importance of the position, the competitive marketplace, and the individual's performance and contributions. Base salaries are reviewed annually.

34

2013 Base Salary Decisions
In determining base salary adjustments, we considered the financial performance of the Company, the overall performance of each Named Executive Officer and the relative position to the market.

Base Salary	Gary M. Crosby (1)	John R. Koelmel (2)	Gregory W. Norwood	Daniel E. Cantara III	Richard M. Barry	Mark R. Rendulic
2012 Base salary	$589,400	$955,000	$512,500	$512,500	$400,000	$400,000
2013 Base salary	$655,000	$955,000	$530,000	$563,750	$450,000	$415,000
% change	11.1%	—%	3.4%	10.0%	12.5%	3.8%

(1)
In addition to his base salary, Mr. Crosby received a $25,000 monthly cash fee for his responsibilities as Interim President and CEO. This monthly cash fee was discontinued upon his appointment as President and CEO.

(2)	Mr. Koelmel earned base salary at an annualized rate of $955,000 from January 1, 2013 through his separation date of March 19, 2013.
Short-Term Incentive Program
The Named Executive Officers participate in a short-term incentive program. The Executive Annual Incentive Plan and its annual performance goal were approved by our stockholders at the 2012 Annual Meeting. The annual incentive under the plan may not exceed 2% of net operating income for the Chief Executive Officer and 1% of net operating income for each of the other Named Executive Officers. We have the discretion to reduce the actual incentive award payable to the Named Executive Officers using such factors as we deem appropriate. The formula below was established under the 2013 Executive Short-Term Incentive Plan and is the primary formula used in exercising our negative discretion under the Executive Short-Term Incentive Plan:

Base Salary	x	Target % of Base Salary	x	Financial Performance Measures (70%) + Individual Performance Measures (30%)	=	Actual Short-Term Incentives

2013 Short-Term Incentive Target Decisions
Each Named Executive Officer has a target short-term incentive opportunity defined as a percentage of base salary. Incentive targets are designed to provide a competitive cash compensation opportunity generally aligned with our compensation peer group. As financial performance and individual performance exceed or fall short of the established goals, the actual amount of the incentive paid will exceed or fall short of the target. We review and approve annually the targets for each Named Executive Officer. The target percentages of base pay established for 2013 were as follows:

Short-Term Incentive	Gary M. Crosby	John R. Koelmel (1)	Gregory W. Norwood	Daniel E. Cantara III	Richard M. Barry	Mark R. Rendulic
2012 Target	80%	100%	70%	70%	70%	70%
2013 Target	85%	100%	80%	85%	70%	70%
% change	6.3%	—%	14.3%	21.4%	—%	—%

(1)	Mr. Koelmel met the definition of retirement under the Executive Short-Term Incentive Plan and he was paid a pro-rata portion of his target short-term incentive for 2013.

35

Payout Curves
Actual awards could range from 50% for achieving threshold expectations, 100% for achieving the target level and up to 200% for exceeding stretch goals, which represent superior performance. We do not pay short-term incentive awards for performance below threshold expectations.
Weightings and Plan Measures
We reviewed the weightings and plan measures associated with the short-term incentive and determined that our 2013 measures would continue to be weighted 70% financial performance and 30% individual performance. Our financial performance measures for 2013 are outlined in the table below. Individual performance measures for the Named Executive Officers focus on their achievements in business fundamentals, organizational leadership, talent development and impact on Company culture.
Financial Performance Results
In January 2014, we reviewed the Company's financial performance and the Named Executive Officers' individual performance for 2013 against the established performance measures. The Committee approved an overall financial performance factor of 89.2% based on the following financial performance and year-end results:

Financial Performance Measures	Weight	Threshold	Target	Stretch	Actual Results	Final Performance Results
Operating Earnings per Share – Plan (1) Achieve Plan Core Operating EPS	50%	$0.7200	$0.7500	$0.8000	$0.7523	52.3%
Fee Income (2) Non-Interest Income ($) vs. Plan	15%	$365.0	$387.0	$409.3	$365.6	7.7%
Operational Excellence (3) Non-Interest Expenses vs. Plan	15%	$925.3	$917.3	$902.3	$931.2	0.0%
Credit Quality (4) NCO's to Total Loans (Originated) vs. Plan	10%	0.47%	0.44%	0.41%	0.34%	20.0%
Balance Sheet Rotation (5) Ratio of Non-Residential Loans / Total Interest Earning Assets per Plan	10%	52.90%	53.60%	54.60%	53.49%	9.2%
Overall Company Scorecard Performance:						89.2%

(1)	Diluted earnings per share.

(2)	Non-Interest Income as presented in the Consolidated Statement of Income in our Form 10-K filing for the year ended December 31, 2013.

(3)	Non-Interest Expense as presented in the Consolidated Statement of Income in our Form 10-K filing for the year ended December 31, 2013.

(4)
Computed as a ratio of charge-offs, net of recoveries to the average balance of total originated loans by the Company. This excludes net charge-offs and balances associated with loans that we acquired in acquisitions.

(5)	Computed as a ratio of December 2013 monthly average total loan balances excluding average residential mortgage loans to December 2013 monthly average total earning assets.

36

2013 Short-Term Incentive Award Decisions
Although we have the ability to exercise discretion in order to adjust the final short-term incentive awards downward, we did not exercise discretion in determining the 2013 awards. Rather, the awards were determined under the 2013 Executive Short-Term Incentive Plan formula based on the Company's financial performance and the Named Executive Officers' respective individual performance results, as outlined below:

Name	Base Salary	Target % of Base Salary	Financial Performance Results (70%)	Individual Performance Results (30%)	Combined Factor	Range of Payments	Actual Payment
Gary M. Crosby	$655,000	85%	89.20%	173.90%	114.60%	$0 - $1,113,500	$638,000
John R. Koelmel (1)	$955,000	100%	—%	—%	—%	$0 - $1,910,000	$204,083
Gregory W. Norwood	$530,000	80%	89.20%	161.50%	110.90%	$0 - $848,000	$470,200
Daniel E. Cantara III	$563,750	85%	89.20%	117.75%	97.80%	$0 - $958,375	$468,500
Richard M. Barry	$450,000	70%	89.20%	149.00%	107.10%	$0 - $630,000	$337,500
Mark R. Rendulic	$415,000	70%	89.20%	161.50%	110.90%	$0 - $581,000	$322,100

(1)	Mr. Koelmel met the definition of retirement under the Company's 2013 Executive Short-Term Incentive Plan and was paid a pro- rata portion of his target short-term incentive for 2013.
Long-Term Incentive Program
We grant long-term incentive awards under our 2012 Equity Incentive Plan to the Named Executive Officers to motivate achievement of sustained, long-term financial performance and to align the interests of the Named Executive Officers with those of our stockholders.
2013 Long-Term Incentive Target Decisions
Each Named Executive Officer has a target long-term incentive opportunity defined as a percentage of base salary. Long-term incentive opportunity targets are designed to provide a competitive long-term compensation opportunity generally aligned with our compensation peer group. As our financial performance exceeds or falls short of the established goals, the actual realized value of the long-term incentive earned will exceed or fall short of the target award. We review and approve the target long-term incentive opportunities annually.
In addition, we considered the following objectives when determining the 2013 targets:

•	Creating a strong link between the Company's performance and each Named Executive Officer's realizable pay

•	Increasing share ownership of the Named Executive Officers

•	Maintaining internal pay equity among the Named Executive Officers
Based on an evaluation of these goals, we increased each Named Executive Officer's long-term incentive opportunity as shown in the table below:

Long-Term Incentive	Gary M. Crosby	John R. Koelmel (1)	Gregory W. Norwood	Daniel E. Cantara III	Richard M. Barry	Mark R. Rendulic
2012 Target	$885,000	$2,235,000	$600,000	$600,000	$360,000	$375,000
2013 Target	$1,000,000	$—	$742,000	$846,000	$495,000	$457,000
% change	13.0%		23.7%	41.0%	37.5%	21.9%

(1)	Mr. Koelmel separated from the Company on March 19, 2013, and did not receive a long-term incentive award for 2013.

37

Long-Term Incentive Award Vehicles
We grant three forms of long-term incentive awards: stock options, performance-based restricted stock and time-based restricted stock as displayed in the table below:

Vehicle	Vesting	Rationale	Vehicle Mix
Stock Options	One-third vests per year	To provide value based solely on stock price appreciation	25%
Performance-Based Restricted Stock	Vests at the conclusion of three-year performance period	To align long-term incentives to the achievement of Company total shareholder return	25%
Time-Based Restricted Stock	Vests on third anniversary	To increase stock ownership and retain the continued services of our key executive talent	50%
Performance-Based Restricted Stock
Performance-based restricted stock vests at the conclusion of the three-year performance period and distributes based on Company Total Shareholder Return ("TSR") performance relative to an industry index, using the definitions set forth below:

•
Three-year Total Shareholder Return reflects the rate of return reflecting stock price appreciation plus reinvestment of dividends calculated as follows: (ending stock price - beginning stock price + dividends paid) / beginning stock price)

•	Industry Comparator Group is the SNL Mid-Cap Bank Index (excluding OTCBB and Pink Sheets traded companies). Banks in this group include $1 billion to $5 billion total common market capitalization
Award Determination for Performance-Based Restricted Stock
Range of Payout Percentages for Peer Relative Three-Year TSR

Below Threshold	Threshold 35th percentile	Target 50th percentile	Stretch 75th percentile +
$0	50%	100%	150%
Assuming a minimum threshold performance is achieved, 50% of target awards will be vested. Once threshold performance is achieved, actual awards will be interpolated between 50% - 150% of target to reward for incremental performance relative to the industry comparator group. We do not distribute performance-based restricted stock for performance below the threshold level of achievement. In addition, if TSR is negative, even if it is above the 35th percentile, we do not distribute performance-based restricted stock in excess of the threshold level of achievement.
2011-2013 Performance-Based Restricted Stock Awards
The 2011 performance-based restricted stock awards did not distribute because our three-year performance results against the SNL Mid-Cap Bank Index were below the 35th percentile.
Retention Awards
In addition to the annual long-term incentive award described above, for 2013, we also granted time-based restricted stock units to Messrs. Norwood, Cantara, Barry and Rendulic with a grant date fair value equal to 50% of their respective long-term incentive targets. These awards were granted to provide an additional retention vehicle in a period of uncertainty while the Company transitioned to a new CEO. These awards will cliff vest on April 24, 2016, the third anniversary of the grant date, assuming continued employment through that date.

Gregory W. Norwood	Daniel E. Cantara III	Richard M. Barry	Mark R. Rendulic
$371,000	$423,000	$247,500	$228,500

38

2013 Compensation Pay Mix at Target
We focus on aligning a significant portion of the total compensation of our Named Executive Officers with the interests of our stockholders. As shown in the charts below

•	70.4% of the compensation of our CEO at target is variable, delivered in the form of short and long-term incentive awards

•	47.8% of the compensation of our CEO at target is performance-based, delivered in the form of short-term incentives, stock options, and performance-based restricted stock

•	For our other Named Executive Officers, 66.9% of compensation at target is variable and 45.9% is performance-based

Interim CEO Target Pay Mix	Other NEO Target Pay Mix
Note: The percentages shown above do not take into consideration the additional compensation arrangements provided to the Named Executive Officers during the President and CEO transition period. For detailed information on these amounts, please refer to the section titled "President and CEO Transition and Related Compensation Arrangements".
DETAILS OF INDIRECT COMPENSATION PROGRAMS

Severance Benefits
We maintain an Executive Severance Plan for the Named Executive Officers in order to provide a competitive compensation package and income continuation following a termination of employment that is not in connection with a change in control. The Executive Severance Plan applies to terminations of employment for a Named Executive Officer (i) whose employment is involuntarily terminated by the Company for reasons other than for cause, (ii) who is required to move his or her principal place of employment more than 100 miles from his or her current principal place of employment, or (iii) whose aggregate compensation is materially reduced. During the period of uncertainty while the Company transitioned to a new CEO, we approved a temporary enhanced severance benefit for Messrs. Norwood, Barry, Cantara and Rendulic. Further detail of the benefits provided under this plan to the Named Executive Officers is included in the narrative preceding the "Potential Payments upon Termination or Change in Control" table.
Change in Control Benefits
We maintain a change in control agreement with each of the Named Executive Officers in order to ensure ongoing retention while considering potential takeovers that may create uncertainty about continuing employment. The agreements provide for “double-trigger” severance payments in the event of a termination without cause or for a resignation for good reason following a change in control. The relevant period under the agreements is within 12 months for termination without cause and 14 months for resignation for good reason. The rationale for providing double-trigger payments is to provide security for the Named Executive Officers without providing an undue benefit to any executive who continues to be employed following a change in control. The change in control agreements also provide for a “best net” approach, whereby the payments are capped at the threshold amount under Section 280G of the Internal Revenue Code unless the net benefit to the Named Executive Officer would otherwise be greater if he or she were to receive the full value and pay the excise tax, in which case, the full

39

amount is paid. Further detail of the benefits provided under these agreements to the Named Executive Officers are included in the narrative preceding the "Potential Payments upon Termination or Change in Control" table.
401(k) Plan
All employees, including the Named Executive Officers, are eligible to participate in the Company's 401(k) plan. Under the plan, employees may make salary deferrals up to the maximum annual Internal Revenue Code limit. The Company contributes an amount to the plan equal to 100% of the first 4% of an employee's contributions plus 50% of an employee's contributions that exceed 4% but do not exceed 6% of the employee's compensation for the payroll period. Company contributions cannot exceed 5% of an executive's annual compensation as limited by Internal Revenue Code.
Employee Stock Ownership Plan (“ESOP”)
All employees, including the Named Executive Officers, are eligible to participate in the Company's ESOP. The ESOP holds shares of Common Stock that were purchased in connection with the 1998 initial public offering and 2003 second step offering. The purchases of these shares were funded by loans from the Company. Shares purchased by the ESOP are maintained in a suspense account and held for allocation among the participants. Loan payments are made annually through cash contributions, as well as dividends on allocated and unallocated shares held by the ESOP. As annual loan payments are made, shares are released from the suspense account and allocated to employee accounts.
COMPENSATION POLICIES

Stock Ownership and Holding Guidelines
We believe that each of the Named Executive Officers should own a significant amount of Company stock and hold a significant portion of Company stock received as compensation under our long-term incentive plans. The specific guidelines are outlined below:

	Holding Guidelines (% of Net Shares)	Ownership Guidelines (Multiple of Base Salary)
CEO	75%	5X
Tier I Executive (1)	75%	3X
Tier II Executive (2)	50%	2X

(1)	Tier I Executives are defined as members of the Management Committee.

(2)	Tier II Executives are defined as all Grade 12 Executives and Section 16 Officers who are not Tier I Executives.
Below is a summary of the shares that qualify for the ownership guidelines described above:

•	Shares directly owned, including shares from the vesting, payment or exercise of a compensation award (net of taxes)

▪	Shares purchased through dividend reinvestment

▪	Shares owned by immediate members of the executive’s family or shares held as part of the 401(k) plan or ESOP (if the executive chooses to provide this information)

▪	Unvested restricted stock and restricted stock unit awards subject to time-based vesting requirements

▪	Performance-based restricted stock and restricted stock units awards are not included
Named Executive Officers are expected to hold 75% of the net shares received through the vesting of long-term incentive awards until they satisfy the ownership guidelines. Once a Named Executive Officer achieves the ownership guideline, he or she is no longer subject to the holding guideline provided his or her total stock ownership level does not fall below the ownership guideline. If he or she falls below the ownership guideline, he or she must hold 75% of shares until the ownership guideline is met again. The Committee monitors ownership levels and compliance on an annual basis. As of December 31, 2013, each of the Named Executive Officers had

40

met the holding guidelines and Messrs. Crosby and Norwood had met the ownership guidelines as Tier I executives.
Prohibition on Hedging and Pledging
In October 2013, we updated our Insider Trading Policy. Our Insider Trading Policy now prohibits directors and employees, including each of our Named Executive Officers, from engaging in hedging or monetization transactions, including prepaid variable forwards, equity swaps, collar, exchange funds or similar rights and obligations or engaging in any other hedging activity involving our securities. Our Insider Trading Policy also prohibits directors and employees, including each of our Named Executive Officers, from pledging our securities as collateral for margin purchases or a loan.
Impact of Tax Policies - Deductibility of Executive Compensation
We review and consider the deductibility of the Company's executive compensation programs under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1 million paid to a Named Executive Officer (other than our CFO) unless it qualifies as performance-based compensation.
Annual awards made to Named Executive Officers under our stockholder-approved plans are intended to be eligible for the performance-based compensation exception under Section 162(m). However, generally, we believe that circumstances exist where providing compensation that is not fully deductible for tax purposes may be desirable to achieve our compensation objectives in some situations and may be in the best interests of stockholders. We do not represent that all of the compensation paid to our Named Executive Officers was or will be fully deductible for federal income tax purposes.
THE COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our annual report on Form 10-K.

The Compensation Committee
George M. Philip (Chair)	G. Thomas Bowers
James R. Boldt	Nathaniel D. Woodson
REVIEW OF COMPENSATION RELATED RISK

Risks associated with the Company's executive compensation program and all other short-term and long-term incentive plans are monitored on an on-going basis in order to comply with the SEC's rules relating to compensation risk disclosure and the OCC's Interagency Guidelines.
In 2013, management conducted its annual review of the Company's compensation programs in order to assess the risks arising directly from compensation programs, compensation policies and practices. Management presented the risk assessment results to the Compensation Committee.
The risk assessment included:

•	Review of design features associated with compensation plans

•	Review of the process to determine compensation pools and awards

•	Analysis of plan features that could encourage or mitigate risk
The purpose of the risk assessment is to ensure the Company's short-term and long-term incentive plans do not encourage imprudent risk taking and are consistent with the safety and soundness of the organization by following three key principles:

41

•	Provide employees incentives that appropriately balance risk and reward

•	Be compatible with effective controls and risk management

•	Be supported by strong corporate governance, including active and effective oversight by the Board
Highlights of the risk assessment results include the following:

•	Short-term and long-term incentive plans are well-aligned with sound compensation design principles

•	Plans require minimum threshold levels of performance prior to funding

•	Maximum awards are paid only for achieving superior performance and are capped at an individual level as a percentage of base pay versus target incentive

•	Financial performance measures associated with payouts under the short-term and long-term incentive plans are certified by the Compensation Committee

•	Incentive and commission payments require approval from senior management

•	Compensation plans allow for discretionary adjustments to the ultimate outcomes, which serve to mitigate risk-taking

•	Long-term incentive awards incorporate multi-year vesting schedules and clearly defined stock ownership guidelines

•	The 2012 Equity Incentive Plan provides the Company the right to recoup compensation paid or payable

•	Significant portion of incentive compensation is delivered in stock, encouraging focus by employees on the long-term impact of their decisions
The results of our risk assessment indicate that the Company's compensation programs do not promote unnecessary risk-taking. The Committee agreed with management's conclusion that the compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

42

SUMMARY COMPENSATION TABLE

The following table provides, for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, the total compensation paid to or earned by each of the Named Executive Officers. The table reflects the total compensation paid to or earned by each of the Named Executive Officers beginning in the later of the fiscal year ended December 31, 2011 or the year the executive first became a Named Executive Officer. Additional information on the total compensation package provided to the Named Executive Officers can be found in the “Compensation Discussion and Analysis.”

Name and Principal Position	Year Ended 12/31	Salary ($)		Bonus ($)		Stock Awards(5) ($)	Option Awards (6) ($)	Non-Equity Incentive Plan Compensation (7) ($)	All Other Compensation (8) ($)	Total ($)
Gary M. Crosby Current President and CEO	2013	848,841	(1)	1,000,000	(3)	1,729,785	271,889	638,000	36,693	4,525,208
	2012	587,716		—		623,451	225,385	315,400	36,768	1,788,720
	2011	557,692		—		495,933	165,313	538,200	44,733	1,801,871
John R. Koelmel Former President and CEO	2013	259,610	(2)	—		—	—	—	1,304,092	1,563,702
	2012	955,000		—		1,570,981	567,925	638,895	42,433	3,775,234
	2011	942,885		—		1,253,439	417,812	573,000	58,781	3,245,917
Gregory W. Norwood Chief Financial Officer	2013	527,981		—		912,204	201,742	470,200	37,292	2,149,419
	2012	511,058		—		422,682	152,807	240,000	92,070	1,418,617
	2011	355,769		—		737,506	112,500	385,000	219,706	1,810,481
Richard M. Barry Chief Risk Officer	2013	444,231		25,000	(4)	608,550	134,586	337,500	25,760	1,575,627
Daniel E. Cantara III Chief Banking Officer	2013	557,836		—		1,040,068	230,017	468,500	53,083	2,349,504
	2012	511,058		—		422,682	152,807	299,200	46,743	1,432,490
	2011	488,462		—		337,497	112,505	500,500	58,864	1,497,828
Mark R. Rendulic, EVP Retail Banking	2013	416,745		—		561,833	124,254	322,100	56,378	1,481,310

(1)
In accordance with Mr. Crosby's compensation arrangements as the Company's Interim President and CEO, in addition to base salary of $638,341, he received payments of $25,000 per month from March 19, 2013 through December 31, 2013 in the total amount of $210,500.

(2)	The amount shown for Mr. Koelmel represents base salary earned from January 1, 2013 through March 19, 2013.

(3)
In accordance with Mr. Crosby's compensation arrangements as the Company's Interim President and CEO, he earned a cash completion bonus of $1,000,000 on December 19, 2013. The cash bonus was paid in January 2014.

(4)	The amount shown represents the second installment of a cash sign-on award provided to Mr. Barry.

(5)
The amounts shown in this column represent the full grant date fair value of time-based stock awards and the estimated grant date fair value of performance-based stock awards that were granted during each year. The amounts in this column were calculated in accordance with FASB ASC Topic 718; provided, however, that the amounts shown in this column for 2011 and 2012 do not reflect the discount on the value of the performance-based awards used for purposes of the Company's audited financial statements for the present value of the dividends during the performance period (which are not paid on these awards). In accordance with SEC rules, any estimate for forfeitures is excluded from, and does not reduce, the reported amounts. The fair value of performance-based awards was estimated taking into consideration several factors, including the Company's stock price on the grant date and estimated probabilities of payout ranging from 0% to 150% of the “target” award, as well as the present value of dividends during the performance period (which are not paid on these awards) for 2013 values. Shares awarded will be determined based on the actual results of the pre-established performance conditions and can range from 0% to 150% of the target share award. The maximum amounts payable for the performance-based stock awards for 2013 assuming the highest possible outcome of the performance condition to which such awards are subject (150% of the target award), would be $393,000 for Mr. Crosby, $292,000 for Mr. Norwood, $195,000 for Mr. Barry, $333,000 for Mr. Cantara and $180,000 for Mr. Rendulic.

(6)
The amounts shown in this column represent the full grant date fair value of stock option awards granted during each year. The amounts in this column have been calculated in accordance with FASB ASC Topic 718. In accordance with SEC rules, any estimate for forfeitures is excluded from, and does not reduce, such amounts. For additional information on the valuation assumptions used with respect to stock option awards, see Note 15 to the Company’s audited financial statements for the years ended December 31, 2013, 2012 and 2011, respectively, which were included in the Company’s Form 10-K filed with the SEC on February 25, 2014, February 25, 2013 and February 28, 2012, respectively.

(7)
The amounts shown in this column represent the short-term incentives awarded under our Executive Short-Term incentive Plan for services rendered in 2013, 2012 and 2011, respectively. Awards are reported for the year in which they are earned, regardless of the year in which they are paid. The 2013, 2012 and 2011 annual cash incentive awards were fully paid in cash in February of 2014, 2013 and 2012, respectively.

43

(8)The details of “All Other Compensation” for 2013 are:

Name	401(k) (1) ($)	ESOP Allocation (2) ($)	Club Dues ($)	Auto Allowance ($)	Commuting Allowance ($)	Separation Payments (3) ($)	Total All Other Compensation ($)
Gary M. Crosby	12,750	1,220	10,723	12,000	—	—	36,693
John R. Koelmel	12,750	1,320	11,412	2,700	—	1,275,910	1,304,092
Gregory W. Norwood	12,750	1,050	11,492	12,000	—	—	37,292
Richard M. Barry	12,750	1,010	—	12,000	—	—	25,760
Daniel E. Cantara III	12,750	3,050	25,283	12,000	—	—	53,083
Mark R. Rendulic	12,750	1,210	3,879	12,000	26,539	—	56,378

(1)	The amounts shown in this column represent the Company contributions under the 401(k) Plan.

(2)
The amounts shown in this column represent the total value of ESOP shares allocated on December 31, 2013. The value of the shares was determined using $10.62 per share, the closing price per share of Company stock on December 31, 2013.

(3)
The amount shown for Mr. Koelmel represents compensation paid in accordance with the terms of his Letter Agreement dated May 17, 2013. These include a payment of $204,083 which represents a pro-rata target short-term incentive award (earned from January 1, 2013 through March 19, 2013), a payment of $1,046,827 in severance benefits (earned from March 20, 2013 through December 31, 2013) and a payment of $25,000 for reimbursement of legal fees and other costs associated with a professional review of the Letter Agreement. Additional information can be found in the narrative section preceding the "Potential Payments Upon Termination or Change in Control" table.

44

GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning the short-term incentive awards provided under our Executive Annual Incentive Plan and grants of long-term incentive awards provided under our 2012 Equity Incentive Plan to each of the Named Executive Officers during 2013. The actual short-term incentive award paid to each of the Named Executive Officers can be found in the Non-Equity Incentive Plan Compensation column in the "Summary Compensation Table." Additional information on the grants of plan based awards provided to each of the Named Executive Officers can be found in the “Compensation Discussion and Analysis" section.

Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1) ($)			Estimated Future Share Payouts Under Equity Incentive Plan Awards (2) (#)			All Other Stock Awards: Number of Shares of Stock (3) (#)	All Other Option Awards: Number of Shares of Underlying Options (4) (#)	Per Share Exercise of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards (5) ($)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Gary M. Crosby
STI	—	278,375	556,750	1,113,500							—
Stock Option	3/28/2013								115,207	8.86	271,889
Perform-Based	3/28/2013				14,793	29,586	44,379				175,445
Time-Based	3/28/2013							59,172			524,264
Time-Based	4/9/2013							115,221			1,030,076
John R. Koelmel(6)
STI	—	477,500	955,000	1,910,000
Gregory W. Norwood
STI	—	212,000	424,000	848,000							—
Stock Option	3/28/2013								85,484	8.86	201,742
Perform-Based	3/28/2013				10,977	21,953	32,930				130,181
Time-Based	3/28/2013							43,905			388,998
Time-Based	4/24/2013							41,634			393,025
Richard M. Barry
STI	—	157,500	315,000	630,000							—
Stock Option	3/28/2013								57,028	8.86	134,586
Perform-Based	3/28/2013				7,323	14,645	21,968				86,845
Time-Based	3/28/2013							29,290			259,509
Time-Based	4/24/2013							27,775			262,196
Daniel E. Cantara, III
STI	—	239,594	479,188	958,376							—
Stock Option	3/28/2013								97,465	8.86	230,017
Perform-Based	3/28/2013				12,515	25,030	37,545				148,428
Time-Based	3/28/2013							50,059			443,523
Time-Based	4/24/2013							47,470			448,117
Mark R. Rendulic
STI	—	145,250	290,500	581,000							—
Stock Option	3/28/2013								52,650	8.86	124,254
Perform-Based	3/28/2013				6,761	13,521	20,282				80,180
Time-Based	3/28/2013							27,041			239,583
Time-Based	4/24/2013							25,643			242,070

(1)
The amounts shown in these columns represent the threshold, target and maximum awards payable to the Named Executive Officers under our 2013 Short-Term Incentive Plan. The amounts shown under threshold represent the value of the award payable should the calculated results of the financial performance measures equal 50% of established financial targets. No award would be payable in the event that the calculated results of the financial performance measures is below 50%. The amounts shown under target represent 100% of target. The amounts shown under maximum are 200% of target and represent the maximum amount payable. The actual amount of these awards is disclosed in the Non-Equity Incentive Plan column of the "Summary Compensation Table."

45

(2)
The number of shares shown in these columns represent the threshold, target and maximum number of performance-based restricted stock that would vest and become distributable to the Named Executive Officers under the Company’s 2012 Equity Incentive Plan provided that a three-year peer relative total shareholder return performance condition is met. The amounts shown under threshold represent the number of shares distributable should the Company's three-year total shareholder return equal the 35th percentile of the established peer group. If total shareholder return is negative, even if it is above the 35th percentile, only the threshold number of shares would be distributable. No shares would be distributable in the event that the Company's three-year total shareholder return was less than the 35th percentile. The amounts shown under target represent the 50th percentile and are paid at 100% of target. The amounts shown under maximum represent the 75th percentile or higher and are paid at 150% of target and represent the maximum number of shares distributable. The awards are subject to a three-year performance period that commenced on January 1, 2013 and will end on December 31, 2015. The number of shares for each grant was determined using $8.45, the 30-day average closing price per share of Company stock from February 26, 2013 through March 27, 2013.

(3)
The amounts shown in this column reflect the number of time-based restricted stock or restricted stock units granted under the Company’s 2012 Equity Incentive Plan. The awards vest in full on the third anniversary of the grant date, with the following exception: Mr. Crosby's restricted stock unit award granted on April 9, 2013 vests on March 19, 2016. The number of shares for each award granted on March 28, 2013 was determined using $8.45, the 30-day average closing price per share of Company stock from February 26, 2013 through March 27, 2013. The number of units for the award granted on April 9, 2013 was determined using $8.68, the 30-day average closing price per share of Company stock from March 11, 2013 through April 8, 2013. The number of units for each award granted on April 24, 2013 was determined using $8.91, the 30-day average closing price per share of Company stock from March 25, 2013 through April 23, 2013.

(4)
The amounts shown in this column reflect the number of stock options granted under the Company’s 2012 Equity Incentive Plan. These awards vest one-third per year on each anniversary of the grant date and have an exercise price equal to the closing price of a share of Company stock on the grant date. The value of each stock option award was determined using a Black-Scholes Pricing Model valuation of $2.17, based on $8.45, the 30-day average closing price per share of Company stock from February 26, 2012 through March 27, 2012. The value was not reduced to reflect estimated forfeitures during the period. The actual grant date fair value established for each stock option award was $2.36, based on $8.86, the closing price per share of Company stock on March 28, 2013.

(5)
The amounts shown in this column reflect the grant date fair value of all awards. All stock awards are valued using the closing price per share of Company stock on the grant date. The grant date fair value of performance-based stock awards was estimated taking into consideration several additional factors, including the present value of dividends during the performance period (which are not paid on these awards), and estimated probabilities of payout ranging from 0% to 150% of the “target” award.

(6)	Mr. Koelmel did not receive any grants under the Company’s 2012 Equity Incentive Plan in 2013.
NARRATIVE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

For information regarding our 2013 short-term incentive program and our 2013 long-term incentive program consisting of stock options, performance-based restricted stock and time-based restricted stock, please see the section titled "Overview of Compensation Program" in our Compensation Discussion and Analysis above.

46

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013

The following table provides information on each of the Named Executive Officer's outstanding equity awards as of December 31, 2013. The equity awards reported in the Option Awards columns consist of non-qualified stock options. The equity awards reported in the Stock Awards columns consist of performance-based restricted stock, time-based restricted stock and time-based restricted stock units. The value of equity awards outstanding is calculated using a market value of $10.62, the closing price per share of Company stock on December 31, 2013. All numbers have been rounded to the nearest whole dollar or share.

	Option Awards(1)				Stock Awards
Stock Option Award Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (5)
Gary M. Crosby
7/13/2009	8,400	—	11.29	7/13/2019	1/24/2011	23,389	248,391	11,694	124,190
7/13/2009	15,633	—	11.29	7/13/2019	4/27/2012	45,525	483,476	22,761	241,722
1/25/2010	35,406	—	14.44	1/25/2020	3/28/2013	59,172	628,407	29,586	314,203
1/24/2011	30,622	15,311	13.79	1/24/2021	4/9/2013	115,221	1,223,647
3/30/2012	27,570	55,140	9.84	3/30/2022
3/28/2013	—	115,207	8.86	3/28/2023
Gregory W. Norwood
4/4/2011	22,064	11,032	13.84	4/4/2021	4/4/2011	19,870	211,019	8,129	86,330
3/30/2012	18,692	37,384	9.84	3/30/2022	4/27/2012	30,864	327,776	15,432	163,888
3/28/2013	—	85,484	8.86	3/28/2023	3/28/2013	43,905	466,271	21,953	233,141
					4/24/2013	41,634	442,153
Richard M. Barry
3/30/2012	11,215	22,430	9.84	3/30/2022	12/5/2011	10,520	111,722
3/28/2013	—	57,028	8.86	3/28/2023	4/27/2012	18,519	196,672	9,258	98,320
					3/28/2013	29,290	311,060	14,645	155,530
					4/24/2013	27,775	294,971
Daniel E. Cantara, III
5/4/2004	11,200	—	12.87	5/4/2014	1/24/2011	15,917	169,039	7,958	84,514
5/3/2005	25,100	—	12.91	5/3/2015	4/27/2012	30,864	327,776	15,432	163,888
9/8/2006	13,300	—	14.83	9/8/2016	3/28/2013	50,059	531,627	25,030	265,819
2/20/2007	15,500	—	14.70	1/31/2017	4/24/2013	47,470	504,131
1/28/2008	40,020	—	12.02	1/28/2018
1/26/2009	28,872	—	12.93	1/26/2019
1/25/2010	30,762	—	14.44	1/25/2020
1/24/2011	20,840	10,420	13.79	1/24/2021
3/30/2012	18,692	37,384	9.84	3/30/2022
3/28/2013	—	97,465	8.86	3/28/2023
Mark R. Rendulic
1/24/2011	13,024	6,512	13.79	1/24/2021	1/24/2011	9,948	105,648	4,974	52,824
3/30/2012	11,682	23,364	9.84	3/30/2022	4/27/2012	19,290	204,860	9,645	102,430
3/28/2013	—	52,650	8.86	3/28/2023	3/28/2013	27,041	287,175	13,521	143,593
					4/24/2013	25,643	272,329

(1)	The stock options reported in these columns vest one-third per year on the anniversaries of the grant date.

47

(2)
The amounts shown in this column represent unvested time-based restricted stock and time-based restricted stock units. These awards vest in full on the third anniversary of the grant date, with the following exceptions: Mr. Crosby's award granted on April 9, 2013 vests on March 19, 2016 and Mr. Norwood’s award granted on April 4, 2011 is subject to a variable vesting schedule, the final portion of this award (13% of the original grant amount) will vest on December 31, 2014.

(3)
The amounts shown in this column represent the market value of the time-based restricted stock and time-based restricted stock units calculated using $10.62, the closing price per share of Company stock on December 31, 2013.

(4)
The amounts shown in this column represent outstanding, unvested performance-based restricted stock. These awards provide the Named Executive Officers with the opportunity to earn shares of Company stock contingent on the achievement of pre-determined performance conditions over a three-year performance period. The values shown are the target value of the award (100%), depending on the achievement of the performance conditions, the award could distribute between 0% and 150% of the target value. All awards granted to the Named Executive Officers vest at the conclusion of the three-year performance period; the awards granted in 2011 vested on December 31, 2013, the awards granted in 2012 will vest on December 31, 2014 and the awards granted in 2013 will vest on December 31, 2015. No shares are distributed to the Named Executive Officers until the performance results have been certified by the Compensation Committee. The awards granted to the Named Executive Officers in 2011 did not meet the threshold levels of performance as determined by the Compensation Committee and therefore, shares were not distributed to the Named Executive Officers.

(5)
The amounts shown in this column represent the market value of the performance-based restricted stock awards, assuming a target level of payout (100%), and using $10.62, the closing price per share of Company stock on December 31, 2013.

OPTION EXERCISES AND STOCK VESTED

The following table provides information on the value realized by each of the Named Executive Officers as a result of the stock awards that vested from January 1, 2013 through December 31, 2013. All numbers have been rounded to the nearest whole dollar or share. There were no options exercised from January 1, 2013 through December 31, 2013.

	Stock Awards
Grant Date	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Gary M. Crosby
11/1/2010	4,782	37,395
Gregory W. Norwood
4/4/2011	14,451	152,458
Richard M. Barry
12/5/2011	10,520	115,089
Daniel E. Cantara, III
11/1/2010	4,155	32,492
Mark M. Rendulic
1/25/2010	2,000	15,640
1/24/2011	938	7,335
John R. Koelmel (3)
11/1/2010	14,715	115,071
1/24/2011	41,343	348,935
1/24/2011	29,557	294,388
4/27/2012	61,864	522,132

(1)	The amounts shown represent the vesting of shares of Company stock in 2013.

(2)
The amounts shown represent the aggregate value of the vested shares calculated using the closing price per share of Company stock on the vest date, or the closing price per share on the next business day if the NASDAQ was closed on the vest date.

(3)
The amounts shown for Mr. Koelmel in the “Number of Shares Acquired on Vesting” column represent the total shares vested from the respective grants pursuant to the terms of the Company’s 2002 Long-Term Incentive Stock Benefit Plan and the 2012 Equity Incentive Plan and the terms of Mr. Koelmel's Letter Agreement.

48

PENSION BENEFITS

 We do not provide any defined benefit pension plans for our Named Executive Officers. Accordingly, no disclosure is being provided under this heading.
NONQUALIFIED DEFERRED COMPENSATION

 We do not provide any nonqualified deferred compensation arrangements for our Named Executive
Officers. Accordingly, no disclosure is being provided under this heading.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Change in Control Agreements
Each of the Named Executive Officers has a change in control agreement that provides for certain benefits in the event of certain terminations of employment in connection with a change in control. The Company recognizes that an important consideration in attracting and retaining key personnel is the ability to minimize the impact on the Named Executive Officers of the possible disruption associated with the analysis of strategic opportunities. Accordingly, the Company believes that it is in the best interests of stockholders to provide the Named Executive Officers with reasonable financial arrangements in the event of termination of employment following a change in control. In exchange for such benefits, these agreements impose certain non-solicitation and non-competition requirements for a period of nine months following termination, and also require non-disclosure of any confidential information of the Company.
Termination for Good Reason or without Cause Following a Change in Control.
Upon a termination of employment by a Named Executive Officer for “Good Reason” within 14 months following a Change in Control, or by the Company without “Cause” (this is commonly referred to as a “double-trigger”) within 12 months following a Change in Control, the Named Executive Officer will receive the following:

(a)	Salary and fringe benefits through his termination date

(b)	Any unpaid annual short-term incentive for a prior period

(c)	Payment of accrued but unused vacation

(d)	200% (300% for Mr. Crosby) of his base salary, as in effect in the year of termination of employment payable in one lump sum

(e)	Lump-sum payment in an amount equal to 200% (300% for Mr. Crosby) of his targeted annual short-term incentive amount, as in effect in the year of the termination of employment

(f)
Medical and health insurance, group term life insurance, automobile allowance, and club membership benefits for a period of 24 months (36 months for Mr. Crosby), with continued dependent health and medical benefits for the balance of the applicable period in the event of the Named Executive Officer's death

(g)	Up to $10,000 in outplacement services during the 12 month period following the termination of employment

(h)	Accelerated vesting of all outstanding equity grant awards
In the event that the payments or benefits under the agreements would result in excess parachute payments under Section 280G of the Internal Revenue Code, each of the Named Executive Officers is entitled to receive the greater of the following amounts on an after-tax basis: (a) all of the payments and benefits under these agreements with payment of the applicable excise tax by the Named Executive Officer on the amount of excess parachute payments; or (b) the payments and benefits under these agreements reduced to the extent necessary so that no portion of the payments or benefits will be treated as excess parachute payments. Named Executive Officers are not entitled to a gross-up for excise taxes paid.
Upon a Named Executive Officer's termination of employment without “Good Reason” following a Change in Control of the Company or termination of employment by the Company for “Cause” following a Change in Control

49

of the Company, or on account of the death or disability of the Named Executive Officer following a Change in Control, no amounts are payable to a Named Executive Officer under the agreements.
Defined Terms.
Cause. For purposes of the agreements, “Cause” means a finding by the Board that any of the following conditions exist: (a) the willful and continued failure substantially to perform his duties (other than as a result of disability) that cannot be cured within 30 days of notice by the Company; (b) a willful act or omission constituting dishonesty, fraud or other malfeasance, and any act or omission constituting immoral conduct, which in any such case is injurious to the financial condition or business reputation of the Company; (c) indictment for certain felonies; or (d) a breach of the Company's Code of Ethics, or any restrictive covenant, non-competition, confidentiality or non-solicitation, or other similar agreement.
Change in Control. For purposes of the agreements, a “Change in Control” of the Company is generally defined to mean (a) the acquisition of 50% or more of the common stock of the Company; (b) certain turnovers in the Board of Directors within a 24-month period; or (c) approval by the stockholders of the Company of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or an agreement to merge, consolidate or reorganize the Company, that results in less than 50% of the outstanding voting securities of the resulting entity being owned by the prior stockholders of the Company.
Good Reason. For purposes of the agreements, “Good Reason” is defined to mean a: (a) material diminution in responsibilities, duties, title, reporting responsibilities within the business organization, status, role or authority; (b) material reduction in annual base salary; (c) material reduction in aggregate compensation; (d) requirement that the Named Executive Officer to move his residence more than 100 miles from his current residence; or (e) material breach of the change in control agreement by the Company that is not or cannot be cured within 30 days of notice of the breach to the Company.
Executive Severance Plan
The Company has established an Executive Severance Plan which covers all Named Executive Officers. The Executive Severance Plan covers certain terminations of employment that are not in connection with a change in control. The Executive Severance Plan applies to terminations of employment for a Named Executive Officer (i) whose employment is involuntarily terminated by the Company for reasons other than for “Cause,” (ii) who is required to move his principal place of employment more 100 miles from his current principal place of employment, or (iii) whose aggregate compensation is materially reduced. Each Named Executive Officer who terminates employment under those circumstances will receive a severance payment, subject to compliance with certain non-solicitation and non-competition requirements, for a period of 12 months (24 months for Mr. Crosby) following termination.
The severance payment will be the greater of: (a) 12 months (24 months for Mr. Crosby) of base salary, determined as of the date of termination, plus target annual incentive for the year of termination; or (b) 18 months (36 months for Mr. Crosby) of base salary, determined as of the date of termination. In addition, the Named Executive Officer is entitled to 12 months of outplacement services (not to exceed $10,000).
If Messrs. Norwood, Barry, Cantara or Rendulic are terminated (other than for cause) between December 19, 2013 and December 18, 2014, they will receive an enhanced severance benefit of 18 months of base salary plus 150% of annual target incentive for the year of termination.
Defined Terms.
Cause. For purposes of the Executive Severance Plan, “Cause” has the same meaning given that term in the Change in Control Agreements, which is set forth above.
2013 Executive Short-Term Incentive Plan
The 2013 Executive Short-Term Incentive Plan is an annual plan adopted under the stockholder-approved
Executive Annual Incentive Plan. Under the 2013 Executive Short-Term Incentive Plan, the Company awarded each of the Named Executive Officers performance-based cash awards.

50

Death or Disability. Upon the death or “Disability” of a Named Executive Officer during the Plan Year, the Named Executive Officer (or in the event of his death, his designated beneficiary) is entitled to receive payment of the award deemed to be earned at target pro-rated to reflect the portion of the Plan Year prior to the death or Disability, which amount is paid at the same time that awards are typically paid.
Retirement. Upon the “Retirement” of a Named Executive Officer during the Plan Year, the Named Executive Officer is entitled to receive payment of a pro-rated award to reflect the portion of the Plan Year prior to Retirement and actual Company and individual performance. The amount is paid at the same time that awards are typically paid.
    Change in Control. Upon a “Change in Control” of the Company, outstanding performance-based awards shall be deemed to be earned at target and pro-rated to reflect the portion of the performance period prior to the Change in Control. The pro-rated target amount is paid at the same time that awards are typically paid.
Termination without Cause Following a Change in Control. Upon an involuntary termination for a reason other than Cause during the one-year period following a Change in Control, any service requirements applicable to then-outstanding awards shall be considered satisfied.
Defined Terms.
Cause. For purposes of the 2013 Executive Short Term Incentive Plan, “Cause” has the same meaning given that term in the Change in Control Agreements, which is set forth above.
Change in Control. For purposes of the 2013 Executive Short Term Incentive Plan, “Change in Control” means: (a) the Company or First Niagara Bank (the “Bank”) merges into or consolidates or merges with entity or bank or corporation, resulting in less than 50% of the outstanding voting securities of the resulting entity being owned by the prior stockholders of the Company or the Bank; (b) the acquisition of 50% or more of a class of the Company's or the Bank's voting securities; (c) certain turnovers in the Company's or the Bank's Board of Directors within a 24-month period; or (d) the Company or the Bank sells to a third party all or substantially all of its assets.
Disability. For purposes of the 2013 Executive Short Term Incentive Plan, “Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that lasted or can be expected to last for a continuous period of not less than 12 months.
Retirement. For purposes of the 2013 Executive Short Term Incentive Plan, “Retirement” means the executive's voluntary termination of employment as of a date that (a) the executive had attained age 60 and completed six years of service, (b) the executive had attained age 55 and completed 20 years of service, or (c) the executive attained age 65.
Long-Term Incentive Plans
The Company may grant Named Executive Officers stock options, performance-based restricted stock awards and time-based restricted stock awards under the Company's 2002 Long-Term Incentive Stock Benefit Plan (the “2002 Plan”) or the 2012 Equity Incentive Plan (the “2012 Plan,” and together with the 2002 Plan, the “Long-Term Incentive Plans”). The treatment of the awards made under the Long-Term Incentive Plans is described below.
Death, Disability & Retirement. In the event of a termination of employment due to death, “Disability” or “Retirement,” except for awards subject to performance vesting, all outstanding stock options shall become immediately vested in full and may be exercised anytime during the one-year period (and for awards granted under the 2002 Plan, five-year period) following termination or until the applicable stock option expiration date, if earlier; and all performance-based restricted stock awards and time-based restricted stock awards shall become fully earned and vested immediately.
Termination for Cause. In the event of a termination of employment for “Cause,” all outstanding stock options, performance-based restricted stock awards and time-based restricted stock awards, whether or not vested, shall expire and be forfeited.

51

Other Termination of Employment. In the event of a termination of employment for any reason other than due to death, “Disability,” “Retirement” of termination for “Cause,” then all vested stock options on the date of termination shall be exercisable for the three-month period following termination or until the applicable stock option expiration date, if earlier, and any unvested performance-based restricted stock award or time-based restricted stock award that is not vested as of the date of termination shall expire and be forfeited.
Change in Control. In the event of a Change in Control, all outstanding awards subject to performance vesting shall be deemed to have satisfied the applicable performance measures.
Involuntary Termination Following a Change in Control. In the event of an involuntary termination of employment following a Change in Control all outstanding stock options shall become immediately vested in full and may be exercised anytime during the one-year period following termination or until the applicable stock option expiration date, if earlier; and all performance-based restricted stock awards and time-based restricted stock awards shall become fully earned and vested immediately. Under the 2012 Plan, an involuntary termination includes a termination for “Good Reason.”
Defined Terms.
Cause. For purposes of the 2002 Plan, “Cause” means personal dishonesty, willful misconduct, a breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a cease-and-desist order, any of which results in a material loss to the Company. For purposes of the 2012 Plan, “Cause” has the same meaning given that term in the Change in Control Agreements, which is set forth above.
Change in Control. For purposes of the 2002 Plan, a “Change in Control” of the Company is generally defined to mean (a) the acquisition of 25% or more of the common stock of the Company; (b) certain turnovers in the Board of Directors within a 24-month period; or (c) approval by the stockholders of the Company of a dissolution or liquidation of the Company; a sale of all or substantially all of the assets of the Company; or an agreement to merge, consolidate or reorganize the Company, resulting in less than 25% of the outstanding voting securities of the resulting entity being owned by the prior stockholders of the Company. For purposes of the 2012 Plan, “Change in Control” has the same meaning given that term in the 2013 Executive Short-Term Incentive Plan, which is set forth above.
Disability. For purposes of the 2002 Plan, “Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, to perform the customarily assigned work. For purposes of the 2012 Plan, “Disability” has the meaning given such term in the Company's long-term disability plan, unless the Award is required to have a specific definition under Internal Revenue Code Section 409A.
Good Reason. For purposes of the 2012 Plan, “Good Reason” means: (a) a material diminution in the executive's base compensation; (b) a material diminution in the executive's authority duties or responsibilities; (c) a requirement that the executive must report to a corporate officer or employee instead of reporting directly to the Board; (d) a material diminution in the budget over which the executive retains authority; (e) a change in the geographic location at which the executive must perform his duties that is more than 50 miles from the location of the executive's principal workplace; or (f) any other action or inaction that constitutes a material breach by the Company of an agreement with the executive.
Retirement. For purposes of the 2002 Plan, “Retirement” has the meaning given that term in the 2010 Amended and Restated Employee Stock Ownership Plan, which is set forth below. For purposes of the 2012 Plan, “Retirement” has the same meaning given that term in the 2013 Executive Short-Term Incentive Plan, which is set forth above.

52

2010 Amended and Restated Employee Stock Ownership Plan
The Company's 2010 Amended and Restated Employee Stock Ownership Plan (“ESOP”) provides an opportunity for each of the Named Executive Officers to purchase and hold shares of the Company's stock in a tax-qualified retirement vehicle.
Early Retirement Date or Normal Retirement Date. Upon a Named Executive Officer's Early Retirement Date or Normal Retirement Date, the Named Executive Officer's unvested benefits under the ESOP become immediately vested in full.
Change in Control. Upon a Change in Control of the Company or First Niagara Bank (the “Bank”), each Named Executive Officer's unvested benefits under the ESOP become immediately vested in full.
Death and Disability. Upon death or disability, each Named Executive Officer's unvested benefits under the ESOP become immediately vested in full.
Defined Terms.
Change in Control. For purposes of the ESOP, “Change in Control” means a change in control of a nature that: (a) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934; or (b) results in a Change in Control of the Bank or the Company within the meaning of Bank Holding Company Act, as amended, and applicable rules and regulations promulgated thereunder as in effect at the time of the Change in Control (collectively, the “BHCA”). Without limitation such a Change in Control shall be deemed to have occurred at such time as: (i) the acquisition of 25% or more of the combined voting power of the Company's outstanding securities; (ii) certain turnovers in the Company's Board of Directors; (iii) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs or is effected; (iv) a proxy statement soliciting proxies from stockholders of the Company is distributed, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more business organizations as a result of which the outstanding shares of the class of securities then subject to the plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (v) a tender offer is made for 25% or more of the voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted.
Early Retirement Date. For purposes of the ESOP, “Early Retirement Date” means any day before a Named Executive Officer's Normal Retirement Date which is on or after his Early Retirement Age and which the Named Executive Officer selects for the start of his retirement benefits. “Early Retirement Age” means the earlier of the following: (a) the Named Executive Officer has attained age 60 and has completed six or more years of service; or (b) the Named Executive Officer has attained age 55 and has completed 20 or more years of service.
Normal Retirement Date. For purposes of the ESOP, “Normal Retirement Date” means the date that the Named Executive Officer reaches age 65.
Arrangements for John R. Koelmel After Mutually Agreed Upon Separation
Mr. Koelmel's employment with the Company terminated effective March 19, 2013. Mr. Koelmel is subject to non-compete, non-solicitation, non-disparagement and confidentiality provisions which continue after his employment terminated. The following treatment was provided in accordance with:

•	Executive Severance Plan: Mr. Koelmel was entitled to be paid $2,865,000 based on 300% of his base salary of $955,000 payable over 2 years following his date of termination

•
2013 Executive Short-Term Incentive Plan: Since Mr. Koelmel met the definition of retirement under the 2013 Executive Short-Term Incentive Plan, he was paid a pro-rata portion of his target short-term incentive for 2013 in the amount of $204,083

53

•
Long-Term Incentive Plans: Since Mr. Koelmel met the definition of retirement under the 2002 Long-Term Incentive Stock Benefit Plan and the 2012 Equity Incentive Plan, all of his outstanding stock options, time-vested restricted stock and performance-based restricted stock vested

•	Legal fees: Mr. Koelmel was reimbursed for $25,000 in legal fees and expenses associated with the review, negotiation and execution of a letter agreement in connection with his termination
Potential Payment Calculations
The table below reflects the amount of compensation payable to each of our Named Executive Officers under the following termination scenarios:
(a)    Termination without cause or resignation for good reason
(b)    Change in control
(c)    Termination without cause or resignation for good reason following a change in control
(d)    Death or disability
None of the Named Executive Officers shown on this table met the definition of retirement under any of the Company's benefit plans.
Consistent with SEC requirements, these estimated amounts have been calculated as if the Named Executive Officer's employment had been terminated as of December 31, 2013 and using $10.62, the closing price per share of Company stock on December 31, 2013.
The amounts reported in the following table are hypothetical amounts based on disclosure of compensation information about the Named Executive Officers. Actual payments will depend on the timing and circumstances of any termination of employment or other triggering event. Payments in the event of a termination of employment following a change in control of the Company may be subject to Section 280G of the Internal Revenue Code if the after-tax amount that the Named Executive Officer would receive after payment of the applicable excise tax by the Named Executive Officer of the amount of excess parachute payments received would be greater than the amount of the payments he would receive if such payments were reduced so that there would be no excess parachute payments, but the amount of the cutback has not been included in the table.

54

The table below does not reflect amounts with respect to plans or arrangements generally available to all employees.

Name	Termination Without Cause or Resignation for Good Reason ($)	Change in Control ($)	Termination Without Cause or Resignation for Good Reason following a Change in Control ($)	Disability or Death ($)
Gary M. Crosby
Change in Control Agreement (1)	—	—	3,635,250	—
Executive Severance Pay Plan (2)	1,965,000	—	—	—
Executive Short-Term Incentive Plan (3)	—	556,750	556,750	556,750
Long-Term Incentive Plans (4)	—	—	3,531,314	3,531,314
Employee Stock Ownership Plan (5)	—	1,570	1,570	1,570
Health & Welfare (Medical, Dental, Life Insurance) Plans (6)	—	—	2,948	—
Other Benefits
Auto Allowance (7)	—	—	36,000	—
Club Membership Dues (8)	—	—	32,169	—
Outplacement Services	10,000	—	10,000	—
Total	1,975,000	558,320	7,806,001	4,089,634
Gregory W. Norwood
Change in Control Agreement (1)	—	—	1,908,000	—
Executive Severance Pay Plan (2)	1,431,000	—	—	—
Executive Short-Term Incentive Plan (3)	—	424,000	424,000	424,000
Long-Term Incentive Plans (4)	—	—	2,124,769	2,124,769
Employee Stock Ownership Plan (5)	—	920	920	920
Health & Welfare (Medical, Dental, Life Insurance) Plans (6)	—	—	49,913	—
Other Benefits
Auto Allowance (7)	—	—	24,000	—
Club Membership Dues (8)	—	—	22,984	—
Outplacement Services	10,000	—	10,000	—
Total	1,441,000	424,920	4,564,586	2,549,689
Richard M. Barry
Change in Control Agreement (1)	—	—	1,530,000	—
Executive Severance Pay Plan (2)	1,147,500	—	—	—
Executive Short-Term Incentive Plan (3)	—	315,000	315,000	315,000
Long-Term Incentive Plans (4)	—	—	1,294,887	1,294,887
Employee Stock Ownership Plan (5)	—	—	—	—
Health & Welfare (Medical, Dental, Life Insurance) Plans (6)	—	—	50,867	—
Other Benefits
Auto Allowance (7)	—	—	24,000	—
Club Membership Dues (8)	—	—	—	—
Outplacement Services	10,000	—	10,000	—
Total	1,157,500	315,000	3,224,754	1,609,887
Daniel E. Cantara III
Change in Control Agreement (1)	—	—	2,085,876	—
Executive Severance Pay Plan (2)	1,564,407	—	—	—
Executive Short-Term Incentive Plan (3)	—	479,188	479,188	479,188
Long-Term Incentive Plans (4)	—	—	2,262,072	2,262,072
Employee Stock Ownership Plan (5)	—
Health & Welfare (Medical, Dental, Life Insurance) Plans (6)	—	—	49,871	—
Other Benefits
Auto Allowance (7)	—	—	24,000	—
Club Membership Dues (8)	—	—	50,566	—
Outplacement Services	10,000	—	10,000	—
Total	1,574,407	479,188	4,961,573	2,741,260
Mark R. Rendulic
Change in Control Agreement (1)	—	—	1,411,000	—
Executive Severance Pay Plan (2)	1,058,250	—	—	—
Executive Short-Term Incentive Plan (3)	—	290,500	290,500	290,500
Long-Term Incentive Plans (4)	—	—	1,288,859	1,288,859
Employee Stock Ownership Plan (5)	—	1,480	1,480	1,480
Health & Welfare (Medical, Dental, Life Insurance) Plans (6)	—	—	49,568	—
Other Benefits
Auto Allowance (7)	—	—	24,000	—
Club Membership Dues (8)	—	—	7,758	—
Outplacement Services	10,000	—	10,000	—
Total	1,068,250	290,500	3,083,165	1,580,839

55

(1)
For Mr. Crosby, amount shown represents a lump sum payment equal to 300% of base salary and 300% of target bonus and for the other Named Executive Officers, amounts shown represent a lump sum payment equal to 200% of base salary and 200% of target bonus.

(2)
For Mr. Crosby, the amount shown represents the value of periodic payments of base salary for 36 months and for the other Named Executive Officers, amounts shown represent the value of enhanced severance payments in the amount of base salary for 18 months plus 150% of target bonus.

(3)
The amounts shown represent the target value of the 2013 short-term incentive award. The actual amount of these awards is disclosed in the Non-Equity Incentive Plan column of the "Summary Compensation Table."

(4)
The amounts shown represent the value of accelerated vesting of all outstanding long-term incentive awards granted under the Company's long-term incentive plans that would vest upon termination (or within 30 days of termination). For additional information on awards under the long-term incentive plans, refer to the "Outstanding Equity Awards at December 31, 2013" Table.

(5)	The amounts shown represent the value of accelerated vesting on shares held in the ESOP if not 100% vested.

(6)	The amounts shown represent the value of continuation of health, welfare, dental and life insurance benefits for 36 months for Mr. Crosby and 24 months for each of the other Named Executive Officers.

(7)	The amounts shown represent the value of auto allowance for 36 months for Mr. Crosby and 24 months for each of the other Named Executive Officers.

(8)	The amounts shown represent the value of club membership dues for 36 months for Mr. Crosby and 24 months for each of the other Named Executive Officers.
EQUITY COMPENSATION PLAN INFORMATION

Information as of December 31, 2013 regarding equity compensation plans approved by stockholders is summarized in the following table:

Equity Compensation Plans Approved by Stockholders	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (#)		Weighted Average Exercise Price ($)	Number of Securities Remaining Available for Issuance Under the Plan (#)
First Niagara Group, Inc. Amended and Restated 2002 Long-term Incentive Stock Benefit Plan				1,303,731
Stock Options	2,782,682		12.84
Restricted stock awards	599,446	(1)	Not applicable
Performance stock awards	164,830	(1)	Not applicable
First Niagara Financial Group, Inc. 2012 Equity Incentive Plan				2,998,384
Stock Options	434,101		8.86
Restricted stock awards	1,502,772	(1)	Not applicable
Performance stock awards	1,289,871	(1)	Not applicable
Stock options assumed pursuant to the merger with Harleysville National Corporation on April 9, 2010	210,383			—
Stock options assumed pursuant to the merger with New Alliance Bancshares, Inc. on April 15, 2011	7,758,906		12.88	—
Total	14,742,991			4,302,115

(1)	Represents shares that have been granted but have not yet vested.
This table is also presented in Item 12 of the Company's Form 10-K filing for the year ended December 31, 2013.

56

PROPOSAL II – ADVISORY NON-BINDING VOTE TO APPROVE OUR EXECUTIVE COMPENSATION PROGRAMS AND POLICIES

The Board believes that the Company’s compensation programs and policies are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of stockholders.
We recognize the interest the Company’s stockholders have in the Company’s executive compensation policies and practices. In recognition of that interest and in accordance with Section 14A of the Securities Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, this proposal, commonly known as a “say on pay” proposal, provides the Company’s stockholders with the opportunity to cast an advisory vote on the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, including the discussion of the Company’s compensation program and philosophy and the compensation tables of this Proxy Statement.
We are again asking stockholders to vote in an advisory, non-binding manner on the compensation paid to our Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion). Item 402 of Regulation S-K is the SEC regulation that sets forth what companies must include in their proxy statement as to compensation. This proposal, commonly known as a “Say on Pay” proposal, gives you as a stockholder the opportunity to vote on our executive pay program through the following resolution:
“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

57

PROPOSAL III – AMENDMENT NUMBER TWO TO FIRST NIAGARA FINANCIAL GROUP, INC. 2012 EQUITY INCENTIVE PLAN

Our stockholders originally approved the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan, attached hereto as Appendix A (the “2012 Equity Incentive Plan”), at the 2012 annual meeting.
In January of 2014, our Compensation Committee (the “Committee”) approved Amendment Number One to the 2012 Equity Incentive Plan, attached hereto as Appendix B (“Amendment Number One”), which made certain technical corrections to the 2012 Equity Incentive Plan and added a provision regarding the clawback of awards in certain circumstances.
In February of 2014, the Board, upon the recommendation of the Committee, approved Amendment Number Two to the 2012 Equity Incentive Plan, attached hereto as Appendix C (“Amendment Number Two”), subject to approval by the stockholders at the 2014 annual meeting. If approved by our stockholders, Amendment Number Two would make two changes to the 2012 Equity Incentive Plan.
First, Amendment Number Two would add an annual aggregate grant date fair value limitation of $500,000 per person on awards made under the 2012 Equity Incentive Plan to non-employee directors.
Second, Amendment Number Two would amend the 2012 Equity Incentive Plan to add an additional 8,500,000 number of shares, and would move the 1,303,731 shares remaining available under the First Niagara Financial Group, Inc. Amended and Restated 2002 Long-Term Incentive Stock Benefit Plan (the “2002 Equity Incentive Plan”) on December 31, 2013 to the 2012 Equity Incentive Plan so such shares can be used for awards under the 2012 Equity Incentive Plan. These changes to the available shares are accomplished by providing that the maximum number of shares that may be issued pursuant to awards granted under the 2012 Equity Incentive Plan will be 16,803,731 minus the number of shares subject to awards granted under the 2012 Equity Incentive Plan before the date of the 2014 annual meeting, and minus the number of shares subject to awards granted under the 2002 Equity Incentive Plan on or after January 1, 2014, and before the date of the 2014 annual meeting. If Amendment Number Two is approved by our stockholders, no awards would be made under the 2002 Equity Incentive Plan on or after the date of the 2014 annual meeting. Any shares of stock subject to outstanding awards granted under either the 2002 Equity Incentive Plan or the 2012 Equity Incentive Plan which are recovered or not issued will become available for issuance under awards to be granted under the 2012 Equity Incentive Plan. Finally, to reflect the increase in available shares under the 2012 Equity Incentive Plan, the total number of shares eligible to be granted under the 2012 Equity Incentive Plan pursuant to the exercise of incentive stock options would be increased from 7,000,000 to 16,803,731.
The Board recommends that our stockholders approve Amendment Number Two to the 2012 Equity Incentive Plan. If our stockholders do not approve Amendment Number Two, the 2012 Equity Incentive Plan will remain in effect with its current terms and conditions, including the changes made by Amendment Number One.
Reasons for Amendment Number Two - Director Award Limit
A new developing governance best practice suggests that equity incentive plans include an annual limit on the awards that may be made to non-employee directors. Because directors determine their own compensation pursuant to action by the board of directors or a committee of the board, current thinking is that it is preferable if equity incentive plans include a limit on awards to directors so that the awards granted to them are within a shareholder-approved maximum.
While we strongly believe that the equity awards that have been made to our directors in the past have been reasonable compensation for the services that our directors rendered, we welcome the input from our stockholders on director compensation by means of a maximum annual limit on the awards that may be made to our directors under the 2012 Equity Incentive Plan. Therefore, since we are seeking stockholder approval of the other changes being made by Amendment Number Two, we have added an annual limit on director awards in Amendment Number Two in furtherance of the new developing governance best practice.
The proposed limit under Amendment Number Two is awards with a grant date fair value of $500,000 per director per year, which limit was determined based on the recommendation of the Compensation Committee’s

58

independent compensation consultant, FW Cook. This amount is a limit, not the value of awards that we presently intend to grant to directors, and we would continue to determine the actual value of director awards based on what we believe to be fair and reasonable compensation for the services rendered by our directors, as well as the recommendations of the Compensation Committee’s independent compensation consultant.
Reasons for Amendment Number Two - Addition to Available Shares
We believe that the available shares under the 2002 Equity Incentive Plan and the 2012 Equity Incentive Plan will be insufficient to allow us to provide the necessary equity-based incentives to attract and retain the talent we seek. Equity compensation is an important component of our overall compensation program, which allows us to link the compensation of our employees to our performance, to align employee and stockholder interests, and to enable our employees to build long-term stockholder value. We believe that the additional shares under the 2012 Equity Incentive Plan will provide sufficient shares for our equity-based compensation needs for approximately three to four years.
Available Shares and Dilution
When considering Amendment Number Two, the Committee and the Board took into consideration the number of shares available under the 2002 Equity Incentive Plan and the 2012 Equity Incentive Plan for future awards, and the number of shares subject to outstanding awards granted under such plans. As of December 31, 2013, the 2012 Equity Incentive Plan and the 2002 Equity Incentive Plan had the following respective number of shares available for the grant of awards under such plans and the following respective number of shares subject to outstanding awards under such plans:

	2002 Equity Plan	2012 Equity Plan	Total
Grants Outstanding (1)	3,546,958	3,226,744	6,773,702
Shares Available	1,303,731	2,998,384	4,302,115
Share Request		8,500,000	8,500,000
Common Shares Outstanding			353,941,306
Fully Diluted Overhang (2)			5.24%

(1)	Grants outstanding does not include 7,969,289 stock options under the New Alliance Bankshares and Harleysville National Corporation plans pursuant to the mergers.

(2)
The calculation for fully diluted overhang is: (total grants outstanding at the most recent fiscal year end + shares available for future issuance + share request)/common shares outstanding + numerator.

The requested increase in available shares pursuant to Amendment Number Two represents approximately 5.24% of the outstanding shares of Common Stock as of December 31, 2013.
Burn Rate
When considering Amendment Number Two, the Committee and the Board also took into consideration our historical burn rate. The annual share usage under our equity compensation program for the last three fiscal years was as follows:

	2013	2012	2011
(a) Restricted stock or units granted (1)	1,600,208	1,030,071	673,799
(b) Stock options granted	434,101	528,042	287,591
(c) Total shares granted (a+b) (2)	4,434,621	3,103,220	1,972,089
(d) Weighted average shares outstanding (Basic)	349,549,229	348,960,000	271,301,000
(e) Burn rate (c/d)	1.27%	0.89%	0.73%

(1)	Includes performance-based restricted stock or units in the year in which they are delivered rather than the year in which they are granted.

(2)	Each share subject to a restricted stock or unit award is valued as 2.5 option shares for this purpose.

59

Description of the 2012 Equity Incentive Plan
The following description of the 2012 Equity Incentive Plan is a summary of its principal provisions, reflecting the changes made by Amendment Number One, and the changes proposes to be made by Amendment Number Two. The summary qualified in its entirety by reference to the 2012 Equity Incentive Plan, Amendment Number One and Amendment Number Two, which are attached hereto as Appendix A, Appendix B and Appendix C, respectively.
General
Subject to permitted adjustments for certain corporate transactions, the 2012 Equity Incentive Plan authorizes the issuance or grant to participants of up to 16,803,731 shares of Common Stock, minus the number of shares subject to awards granted under the 2012 Equity Incentive Plan before the date of the 2014 annual meeting , and minus the number of shares subject to awards granted under the First Niagara Financial Group, Inc. Amended and Restated 2002 Long-Term Incentive Stock Benefit Plan on or after January 1, 2014, and before the date of the 2014 annual meeting.
The 2012 Equity Incentive Plan is administered by the members of the Committee. The Committee has full and exclusive power within the limitations set forth in the 2012 Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2012 Equity Incentive Plan’s purposes; and interpreting and otherwise construing the 2012 Equity Incentive Plan. The 2012 Equity Incentive Plan also permits the Board or the Committee to delegate to one or more officers of the Company the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our Common Stock is traded. Awards intended to be “performance-based” under Section 162(m) of the Internal Revenue Code may be granted by the Committee in order to be exempt from the $1,000,000 limit on deductible compensation for tax purposes.
The Committee may grant an award under the 2012 Equity Incentive Plan as an alternative to or replacement of an existing award under the 2012 Equity Incentive Plan or any of our other plans or those of our subsidiaries, or as the form of payment for grants or rights earned or due under any of our other plans or arrangements or those of our subsidiaries, including the plan of any entity acquired by us or our subsidiaries.
The 2012 Equity Incentive Plan may be funded with authorized but unissued shares, currently held shares or, to the extent permitted by applicable law, subsequently acquired by us as treasury shares, including shares purchased in the open market or in private transactions. In addition, we may aggregate any shares held in an equity plan of a company acquired by us or our subsidiaries with the 2012 Equity Incentive Plan, provided that the acquired plan was approved by the acquired company’s stockholders and that certain other conditions are satisfied under the NASDAQ rules.
Eligibility
Our employees and directors and those of our subsidiaries are eligible to receive awards under the 2012 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.
Types of Awards
The Committee may determine the type and terms and conditions of awards under the 2012 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee. Awards may be granted in a combination of ISOs, non-qualified stock options, SARs, performance units, restricted stock or restricted stock units, as follows:
Stock Options. A stock option is the right to purchase shares of Common Stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of a share of our Common Stock on the date the stock option is granted. Fair market value for purposes of the 2012 Equity Incentive Plan means the final sales price of our Common Stock as reported on the date in question, or if our Common Stock was not

60

traded on such date, then on the day prior to such date or on the next preceding day on which our Common Stock was traded, and without regard to after-hours trading activity. If the shares are not listed or traded on an exchange, the closing bid quotation with respect to shares on such date, as of the close of the market in New York City, without regard to after-hours trading activity. The Committee will determine the fair market value of the Common Stock, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.
Stock options are either “incentive” stock options or “non-qualified” stock options. ISOs have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive ISOs. Outside directors may only receive non-qualified stock options under the 2012 Equity Incentive Plan. Shares of Common Stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashier’s check, (ii) by tendering Company stock owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, (iv) by net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price, or (iv) by any combination of the above. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.
Prohibition Against Re-pricing of Options. The 2012 Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.
Stock Appreciation Rights. A stock appreciation right (“SAR”) means a grant which represents the right to receive in cash, shares of our Common Stock or a combination of both (as reflected in the award agreement) an amount equal to or based upon the excess of: (i) the fair market value of a share of Company stock at the time of exercise, over (ii) the exercise price established by the Committee in the award agreement, which shall not be less than 100% of the fair market value of a share of Common Stock on the grant date. Further, the Committee may not grant a SAR with a term that is longer than 10 years.
Restricted Stock. A restricted stock award is a grant of Common Stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of Common Stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2012 Equity Incentive Plan or the award agreement. Prior to vesting of the restricted stock award, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to Common Stock subject to an award, however, unless otherwise determined by the Committee, any dividends declared on shares of restricted stock shall be distributed at the same time as dividends are distributed to other stockholders.
Restricted Stock Units. A restricted stock unit is an award that is denominated in shares of Common Stock on the date of grant and is similar to a restricted stock award, except no shares of stock are actually issued to the award recipient on the date of grant of the restricted stock unit. Restricted stock units will be evidenced by an award agreement that will state the restricted period, the number of units granted, and other provisions pertinent to the award, such as the vesting period or market or performance conditions that must be satisfied in order to vest in the award. A recipient of a restricted stock unit will not have any voting rights with respect to such unit nor will the recipient be entitled to dividends when paid on shares of Common Stock. Upon the vesting of a restricted stock unit, the restricted stock unit will be settled in shares of Common Stock.
Performance Unit Awards. A performance unit award will be denominated in a specified dollar amount and represents the right to receive the payment of a specified dollar amount (or a percentage of a specified dollar amount) upon the satisfaction of performance based conditions. Performance unit awards may be settled in cash, shares of Common Stock, or a combination thereof. Prior to delivery of shares of Common Stock in settlement of a performance unit award, the recipient of such award shall have no voting rights or rights to receive dividends, or any other rights with respect to shares of our Common Stock.

61

Limitation on Awards under the 2012 Equity Incentive Plan
The maximum number of shares of stock that may be granted as stock options or SARs in any one calendar year to any of our Named Executive Officers, except for the Chief Financial Officer, shall be 800,000 shares. The maximum number of shares of stock that may be granted as restricted stock awards or restricted stock units in any one calendar year to any of our Named Executive Officers, except for the Chief Financial Officer, shall be 800,000 shares. The maximum dollar amount that may be granted as performance units in any one calendar year to any of our Named Executive Officers, except for the Chief Financial Officer, shall be $8,000,000. The maximum grant date fair value of awards that may be granted in any one calendar year to any of our directors shall be $500,000.
To the extent any shares of stock covered by an award under the 2012 Equity Incentive Plan are not delivered to a participant or beneficiary for any reason, including because the award is forfeited or canceled or because a stock option or SAR is not exercised, then such shares shall not be deemed to have been granted for purposes of determining the maximum number of shares of stock available for grant under the Plan. To the extent (i) a stock option is exercised by using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of such stock options, then the number of shares of stock available shall be reduced by the net number of stock options exercised rather than the gross number of shares of stock issued.
In the event of a corporate transaction involving our stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.
Performance Features
General. A federal income tax deduction for us is generally unavailable for annual compensation in excess of $1,000,000 paid to its Chief Executive Officer and three other most highly compensated officers (other than its Chief Financial Officer) named in the summary compensation table. However, amounts that constitute “performance-based compensation” (under Section 162(m) of the Internal Revenue Code) are not counted toward the $1,000,000 limit. The 2012 Equity Incentive Plan is designed so that stock options and SARs will be considered performance-based compensation. The Committee may designate whether any performance unit awards, restricted stock awards or restricted stock units granted to any participant are intended to be performance-based compensation. Any performance unit award, restricted stock awards or restricted stock units designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.
Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; noninterest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; core return on equity; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin; net interest rate spread; growth in assets, loans, or deposits; loan production volume; net charge-offs; nonperforming loans; classified loans; cash flow; capital preservation (core or risk-based); interest rate risk exposure-net portfolio value; interest rate risk-sensitivity; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); operating expense as a percentage of average assets; core deposits as a percentage of total deposits; net charge-off percentage; average percentage past due; classified assets to total

62

assets; or any combination of the foregoing. Performance measures may be based on our performance as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.
Vesting of Awards
The Committee may specify vesting requirements on any award. If the vesting of an award under the 2012 Equity Incentive Plan is conditioned on the completion of a specified period of service with us or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Unless the Committee specifies otherwise, time-vested awards will vest at the rate of 20% per year commencing one year after the date of grant; subject to acceleration of vesting, in the event of death, disability, retirement or to the extent specified by the Committee, due to involuntary termination of employment of an employee or termination of service for a director following a change in control. The vesting date of performance-based awards is the date on which all the performance measures are attained and the performance period is concluded. Any unvested performance-based awards for which the performance measures are not satisfied will be forfeited without consideration. Except with respect to performance unit awards, restricted stock awards or restricted stock units subject to performance-based vesting conditions, the Committee has the authority and discretion under the 2012 Equity Incentive Plan to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to any award at any time after the grant of the award. Unless otherwise provided by the Committee, service as a director emeritus or advisory director will constitute service for purposes of vesting and, with respect to an employee who is also a director, continued service as a director following termination of employment will constitute service for purposes of vesting. The Committee has discretion to determine the effect of a termination of service on any outstanding awards.
Change in Control
Unless otherwise stated in an award agreement as determined by the Committee, upon the award recipient’s termination of employment or service with the Company following a change in control, all restricted stock awards and restricted stock units then held by a participant will become fully vested and all stock option awards shall become fully exercisable. For the purposes of the 2012 Equity Incentive Plan, a change in control generally occurs when: (a) the Company or First Niagara Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or First Niagara Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or First Niagara Bank immediately before the merger or consolidation; (b) there is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 50% or more of a class of the Company’s or First Niagara Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or First Niagara Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (c) during any period of two consecutive years, individuals who constitute the Company’s or First Niagara Bank’s Board of Directors at the beginning of the two year period cease for any reason to constitute at least a majority of the Company’s or First Niagara Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period, except for a director was appointed as a result of a proxy contest; or the Company or First Niagara Bank sells to a third party all or substantially all of its assets.

63

Forfeiture and Clawback
If we are required to prepare an accounting restatement due to the material noncompliance of the Company as a result of misconduct, with any financial reporting requirement under the securities laws, then (i) any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse us for the amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission of the financial document embodying such financial reporting requirement, and (ii) any participant who is determined by the Board to be a current or former “executive officer” shall return to us, or forfeit if not yet paid, the amount of any award received during the three-year period preceding the date on which we are required to prepare the accounting restatement in excess of what would have been paid to such officer under the accounting restatement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse us for all or any part of the amount of any payment in settlement of any award granted hereunder.
Transferability Restrictions
Except as otherwise provided by the Committee, ISOs are not transferable except pursuant to the laws of descent and distribution or to a grantor trust established by the participant if the participant is considered the sole beneficiary of the trust or between spouses incident to a domestic relations order. The Committee has discretion to permit the transfers of any stock options that are not ISOs, but only to immediate family members of the participant or trusts or partnerships established for the primary benefit of such family members or to charitable organizations, and only if such transfers are made without consideration. Transfers of SARs, performance units, restricted stock and restricted stock units are not permitted until the awards are vested.
Amendment and Termination
The Board of Directors may, at any time, amend or terminate the 2012 Equity Incentive Plan or any award granted under the 2012 Equity Incentive Plan, provided that, except as provided in the 2012 Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the 2012 Equity Incentive Plan related to re-pricing, materially increase the original number of securities that may be issued under the 2012 Equity Incentive Plan (other than as provided in the 2012 Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2012 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the 2012 Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the 2012 Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the 2012 Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.
Effective Date and Duration of Plan
The 2012 Equity Incentive Plan became effective when established and implemented by the Board and upon the satisfaction of the applicable stockholder approval requirements at the 2012 Annual Meeting. The 2012 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2012 Equity Incentive Plan on or after the 10-year anniversary of the date that the Board adopted the 2012 Plan. At any time, the Board may terminate the 2012 Equity Incentive Plan. However, any termination of the 2012 Equity Incentive Plan will not affect outstanding awards.
Federal Income Tax Considerations
The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2012 Equity Incentive Plan.
Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the

64

participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options. The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the shares at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the ISO or within one year after the exercise of such ISO, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income, and we will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of the Common Stock and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.
Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant, but will recognize taxable income once the restricted stock unit is settled in shares of Common Stock, typically when the restricted stock unit vests upon satisfaction of the vesting conditions. At the time that the restricted stock unit is settled for shares of Common Stock, the recipient will recognize ordinary income in an amount equal to the then fair market value of the Common Stock received and we will be entitled to a corresponding deduction for tax purposes. If the settlement of the restricted stock unit by delivery of Common Stock of the Company is delayed for more than two and one-half months beyond the vesting date of the restricted stock unit, the restricted stock unit may be deemed to be nonqualified deferred compensation and would be taxable in accordance with the rules of Section 409A of the Internal Revenue Code. Gains or losses realized by a participant upon disposition of Common Stock received in settlement of a restricted stock unit will be treated as

65

capital gains and losses, with the basis in such shares equal to the fair market value of the Common Stock at the time received.
Performance Unit Awards. Performance unit awards are earned when the award recipient satisfies pre-established performance goals; however the distribution of the value of the award may occur at that time or at some later date specified in the award agreement. Performance unit awards are similar to restricted stock unit awards in that income is recognized when the performance award is both (i) vested and (ii) distributed to the award recipient. An election under Section 83(b) of the Code may not be made with respect to performance unit awards. We will be entitled to a corresponding tax deduction at the time the recipient recognizes taxable income on a performance unit award.
Withholding of Taxes. We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to us to satisfy the minimum tax withholding requirements.
Change in Control. In the event of a change in control, outstanding unvested awards under the 2012 Equity Incentive Plan may be considered parachute payments that would cause an “excess parachute payment” under the Internal Revenue Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude deduction by us.
Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1,000,000 per year for its Chief Executive Officer and the three other most highly compensated executives (excluding the Chief Financial Officer) named in the summary compensation table (“covered employees”). Restricted stock awards and restricted stock units, other than performance-based restricted stock awards and restricted stock units, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by us. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the 2012 Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1,000,000 deduction limit on compensation.
In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1,000,000 deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1,000,000 deduction limit. The 2012 Equity Incentive Plan is designed so that stock options, SARs and performance-based restricted stock awards and performance-based restricted stock units that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. We expect that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.
Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2012 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2012 Equity Incentive Plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Accounting Treatment
Under Financial Accounting Standards Board Accounting Codification Standards Topic 718, we are required to recognize compensation expense on its income statement over the requisite service period or performance period

66

based on the grant date fair value of stock options, SARs, performance unit awards, restricted stock awards and restricted stock units.
Awards to be Granted
The Board adopted the 2012 Equity Incentive Plan in 2012 and, as noted above, the Committee has made awards to certain individuals under the 2012 Equity Incentive Plan. At the present time, no specific determination has been made as to the grant or allocation of future awards.
Required Vote
In order to approve Amendment Number Two, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT NUMBER TWO TO THE FIRST NIAGARA FINANCIAL GROUP, INC. 2012 EQUITY INCENTIVE PLAN

67

PROPOSAL IV – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Independent Registered Public Accounting Firm for the year ended December 31, 2013 was KPMG LLP (“KPMG”). The Audit Committee has approved the engagement of KPMG to be our Independent Registered Public Accounting Firm for the year ending December 31, 2014, subject to the ratification of the engagement by our stockholders at the Annual Meeting. Representatives of KPMG are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Stockholder ratification of the selection of KPMG is not required by our bylaws or otherwise. However, the Board is submitting the selection of the Independent Registered Public Accounting Firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of KPMG, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if it determines that such change is in the best interests of our stockholders.
Required Vote and Recommendation of the Board
In order to ratify the appointment of KPMG as Independent Registered Public Accounting Firm for 2014 the proposal must receive a “FOR” vote by at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.
Fees Paid to KPMG
The aggregate fees billed by KPMG for professional services rendered during 2013 and 2012 are as follows:
Audit Fees
The aggregate fees billed to us by KPMG for professional services rendered for the audits of our annual consolidated financial statements and the effectiveness of internal controls over financial reporting, review of the consolidated financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by KPMG in connection with statutory and regulatory filings and engagements were $1,869,563 and $1,803,698 during 2013 and 2012, respectively.
Audit Related Fees
The aggregate fees billed to us by KPMG for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the consolidated financial statements, and that are not already reported in “Audit Fees” above, were $93,000 and $12,500 during 2013 and 2012, respectively. These services in 2013 related to tax accounting; and the services in 2012 were related to providing consents. All audit related fees billed by KPMG during 2013 and 2012 were pre-approved by the Audit Committee.
Tax Fees
The aggregate fees billed to us by KPMG for each of 2013 and 2012 for professional services rendered for tax compliance, tax advice and tax planning were $127,225 and $185,300, respectively. These services in 2013 primarily related to the formation of a new REIT subsidiary and for 2012 included the review of tax returns and quarterly tax provisions, audit support, and planning services with regards to the utilization of net operating losses.  All tax fees billed to us by KPMG for 2013 and 2012 were pre-approved by the Audit Committee.
All Other Fees
The aggregate fees billed to us by KPMG for each of 2013 and 2012 for all other products and services, other than those described above, were $0 and $99,000, respectively. The 2012 fees related to assistance with an SEC comment letter.

68

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Independent Registered Public Accounting Firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is provided for up to one year and any pre-approval is detailed as to particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The Independent Registered Public Accounting Firm and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the Independent Registered Public Accounting Firm in accordance with this pre-approval policy, and the fees for the services performed to date.
THE AUDIT COMMITTEE REPORT

As part of its activities for 2013, the Audit Committee has:

1.
Reviewed and discussed with management and KPMG LLP (“KPMG”) the Company’s audited consolidated financial statements for the year ended December 31, 2013 and management’s assessment of the effectiveness of internal controls over financial reporting as of December 31, 2013

2.	Discussed with KPMG the required communications of PCAOB Auditing Standard No. 16, Communications with Audit Committees

3.	Received the written disclosures from KPMG required by Rule 3526, Communications with Audit Committees Concerning Independence, of the PCAOB and discussed with KPMG its independence from the Company

4.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Form 10-K for the year ended December 31, 2013 and be filed with the SEC. In addition, the Audit Committee appointed KPMG as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2014, subject to the ratification of this appointment by the stockholders

5.	We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act

6.
Mr. Baker qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3

7.
Met regularly with our Chief Executive Officer, Chief Financial Officer, internal auditors and KPMG, both together and in separate executive sessions, to discuss the scope and the results of their respective examinations and overall quality of the Company’s financial reporting and internal controls

8.	Pre-approved all audit, audit related and other services to be provided by KPMG

9.	Reviewed and approved the Risk Based Internal Audit Plan.

The Audit Committee
Thomas E. Baker (Chair)	Roxanne J. Coady
Carl Florio	Carlton L. Highsmith

69

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING
In order to be eligible for inclusion in our proxy statement for the 2015 Annual Meeting of stockholders, any Stockholders proposal to take action at such meeting must be received at our Executive Office, 726 Exchange Street, Suite 618, Buffalo, New York 14210, Attention: Corporate Secretary, no later than November 21, 2014. Proposals must comply with rules of the Securities and Exchange Commission.
Advance Notice of Business to be Conducted at an Annual Meeting
The Company’s bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than 90 and not more than 120 days prior to the first anniversary date of the Company’s annual meeting for the preceding year. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary date of the preceding year’s annual meeting, the stockholder must give written notice by the later of (i) 90 days prior to such changed annual meeting date and (ii) the tenth day following the date on which public announcement or disclosure of the date of such annual meeting is first made. Stockholder notice received after January 30, 2015 will be considered untimely for the 2015 Annual Meeting of Stockholders. The notice must include the stockholder’s name, record address, number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided pursuant to Section 11 of our Amended and Restated Bylaws. If we increase the number of directors to be elected to the Board of Directors and do not publicly announce or disclose all of the nominees or the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting of stockholders, stockholder notice regarding a director nomination for a new position will be considered timely if delivered to the Secretary of the Company not later than the close of business on the tenth day following the first date all of such nominees or the size of the increased Board of Directors was publicly announced or disclosed. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.
OTHER MATTERS
The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement and our bylaws, as indicated above, do not allow proposals to be presented at the Annual Meeting unless they were properly presented to us prior to January 24, 2014. However, if any matters should properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote in accordance with their best judgment on such matters.
The Audit Committee Report and the Report of the Compensation Committee included in this proxy statement shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference. The Audit Committee Report shall not otherwise be deemed filed under such Acts.
PROXY SOLICITATION
Proxies solicited for the Annual Meeting will be returned to and tabulated by Broadridge Financial Solutions, Inc., the inspector of election designated by the Board.
We will incur the costs of soliciting proxies. Upon request, we will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and other of our employees may solicit proxies personally or by telephone without additional compensation. We have retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Annual Meeting, for a fee of $7,500, plus out-of-pocket expenses.

70

A copy of our Form 10-K for the year ended December 31, 2013, will be furnished without charge upon written or telephonic request to Investor Relations, Larkin Building, 726 Exchange Street, Suite 618, Buffalo, NY 14210 or call (716) 270-8636.

/s/ Kristy Berner
Buffalo, New York	Kristy Berner
March 21, 2014	Corporate Secretary

71

Appendix A
FIRST NIAGARA FINANCIAL GROUP, INC.
2012 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

1.1    Purpose, Effective Date and Term.  The purpose of the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of First Niagara Financial Group, Inc., (the “Company”), and its Subsidiaries, including First Niagara Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is April 25, 2012, the expected date of the approval of the Plan by the Company’s stockholders.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.
1.2    Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.
1.3    Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
1.4    Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 - AWARDS
2.1    General.  Any Award under the Plan may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant.  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.10, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The conditions for grant or vesting and the other provisions of any Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. The types of Awards that may be granted under the Plan include:
(a)     Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an ISO that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or

72

a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Board’s adoption of the Plan; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO, to the fullest extent permitted by the Code. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b)    Stock Appreciation Rights. A stock appreciation right (a “SAR”) means a grant which represents the right to receive in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement) an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise, over (ii) the Exercise Price established by the Committee in the Award Agreement.
(c)     Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.4 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.
(d)    Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.5 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Compensation Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash.
(e)    Performance Unit Awards. A Performance Unit Award means a grant under Section 2.6 which is denominated in a specified dollar amount and represents the right to receive payment of a specified dollar amount (or a percentage of the specified dollar amount) upon satisfaction of performance-based conditions. A Performance Unit Award may be settled in cash, shares of Stock, or a combination of cash and shares of Stock.
2.2    Stock Options
(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

73

(b)     Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option using a portion of shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.
2.3    Stock Appreciation Rights
(a)     Grant of SARs. Each SAR shall be evidenced by an Award Agreement that shall: (i) specify the number of SARs covered by the Award; (ii) specify the date of grant of the SARs; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. In no event, however, shall a SAR expire later than ten (10) years after the date of its grant. The “Exercise Price” of each SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.
(b)     Terms and Conditions. SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. Unless the Committee provides otherwise, all SARs shall be settled solely in the publicly traded stock of the Company and there shall be no opportunity to defer the income received on the exercise of the SAR. SARs may be settled by a net settlement using a portion of shares obtained on exercise in payment of the taxes owed on the exercise of the SARs.

2.4 Restricted Stock.

(a)     Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the

74

Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards (other than those subject to performance-based vesting conditions under Section 2.6 hereof) shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement between First Niagara Financial Group, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan, copies of which are on file at the executive offices of First Niagara Financial Group, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Performance-based Restricted Stock Awards may or may not be issued and outstanding, in the discretion of the Committee. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)     Terms and Conditions.    Each Restricted Stock Award shall be subject to the following terms and conditions:

(1)    Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of shares of Restricted Stock granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Award, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.6(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Awards.

75

(2)    The Committee may, in connection with the grant of Restricted Stock Awards, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.6(a) hereof. Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. An Award of Restricted Stock shall be settled as and when the Restricted Stock vests or, in the case of Restricted Stock subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(3)     Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to a performance-based vesting condition unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.6, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.

(4)     Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights shall attach to the shares of Restricted Stock and shall be exercised by the Participant in his or her discretion.

(5)     Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

76

2.5    Restricted Stock Units.
(a)    Grant of Restricted Stock Unit Awards.    Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b)    Terms and Conditions.    Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(1)    A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.6(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(2)    The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.6(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(3)    Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit Award for which such Participant’s continued Service is required (the “Restriction Period”) and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

77

(4)    A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. Dividends equivalent units shall be paid on Restricted Stock Units, provided that dividend equivalent units on Restricted Stock Unit Awards that vest based on the achievement of performance measures shall not be paid until and to the extent that the Award is earned.

2.6    Performance Unit Awards.
(a)    Grant of Performance Unit Awards. Each Performance Unit Award shall be evidenced by an Award Agreement which shall: (i) specify the initial dollar value represented by the Performance Unit Award; (ii) specify the date of grant of the Performance Unit Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe.
(b)    Terms and Conditions. Performance Unit Awards shall be subject to the following terms and conditions:
(1)    Subject to the limitations of the Plan, the Committee may, in its discretion, grant Performance Unit Awards to Participants, which shall be denominated in a specified dollar amount and shall represent the right to receive payment of the specified dollar amount or a percentage (which may be more than 100%) of the specified dollar amount depending on the level of the applicable performance measure attained; provided, however, that the Committee may at the time a Performance Unit Award is granted specify a maximum amount payable in respect of such Award.

(2)     At the time it grants a Performance Unit Award, the Committee shall establish one or more performance measures from those set forth in Section 2.7 hereof, to which the Performance Unit Award is subject during a specified performance period, the attainment of which shall be a condition of the recipient’s right to receive payment under such Performance Unit Award. The conditions for granting or vesting and the other provisions of Performance Unit Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. If any one or more of the performance measures to which a Performance Unit Award is subject is not attained during the performance period, such Performance Unit Award shall be forfeited without consideration.

(3)    The performance levels to be achieved for each performance period and the amount of the Award to be distributed shall be conclusively determined by the Committee prior to any distribution. Performance Unit Awards shall be paid in a lump sum following the close of the performance period to which they relate. The grant of any Award and the establishment of performance measures for Awards to Covered Employees that are intended to be performance based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

78

(4)    If the performance measures for a Performance Unit Award have been attained, payment in respect of such Performance Unit Award shall be made following the close of the performance period to which such Award relates; provided, that the Committee has first certified that the applicable performance measures have been satisfied. Such payment may be paid in cash, shares of Stock, or any combination thereof, in the sole discretion of the Committee at the time of payment. To the extent payment is to be made in shares of Stock, the Committee shall cause a stock certificate or evidence of book entry shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law, to the recipient of the Performance Unit Award. Prior to such delivery, the recipient of a Performance Unit Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the shares of Stock.

2.7    Performance-Based Compensation. The vesting of any Performance Unit Awards, Restricted Stock Award or Restricted Stock Unit Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Options or SARs also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options or SARs. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).
(a)    Performance Measures.  Such performance measures may be based on any one or more of the following:

(1)	basic earnings per share;

(2)	basic cash earnings per share;

(3)	diluted earnings per share;

(4)	core earnings per share;

(5)	diluted cash earnings per share;

(6)	net income or net income before taxes;

(7)	cash earnings;

(8)	net interest income;

(9)	non-interest income;

(10)	general and administrative expense to average assets ratio;

(11)	cash general and administrative expense to average assets ratio;

(12)	efficiency ratio;

(13)	cash efficiency ratio;

(14)	return on average assets;

(15)	core return on average assets;

79

(16)	cash return on average assets;

(17)	core return on equity;

(18)	return on average stockholders' equity;

(19)	cash return on average stockholders' equity;

(20)	return on average tangible stockholders' equity;

(21)	cash return on average tangible stockholders' equity;

(22)	core earnings;

(23)	operating income;

(24)	operating efficiency ratio;

(25)	net interest margin;

(26)	net interest rate margin or net interest rate spread;

(27)	growth in assets, loans, or deposits;

(28)	loan production volume;

(29)	net charge offs;

(30)	non-performing loans;

(31)	classified loans;

(32)	cash flow;

(33)	capital preservation (core or risk-based);

(34)	interest rate risk exposure net portfolio value;

(35)	interest rate risk sensitivity;

(36)
strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(37)	stock price (including, but not limited to, growth measures and total shareholder return);

(38)	operating expenses as a percentage of average assets;

(39)	core deposits as a percentage of total deposits;

(40)	net charge off percentage;

(41)	average percentage past due;

(42)	classified assets to total assets; or

(43)	any combination of the foregoing.
Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations

80

or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.
(b)    Adjustments. Pursuant to this Section 2.6, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
(c)    Treatment on Retirement. Notwithstanding anything herein to the contrary, no Performance Unit Award, Restricted Stock Award or Restricted Stock Unit Award that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.6, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.
2.8    Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, time-vested Awards under the Plan shall be granted with a vesting rate of twenty percent (20%) per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, disability, Retirement or Involuntary Termination of Employment (or Termination of Service for a Director) following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting. Unless otherwise provided by the Committee, with respect to an Employee

81

who is also a Director, continued Service as a Director following termination of employment shall constitute Service for purposes of vesting.
2.9    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
2.10    Prohibition Against Option Re-pricing.  Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.
2.11.    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:
(a)    Upon a Participant’s Termination of Service for any reason other than due to Disability, Retirement, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination, and any SARs, Performance Unit Award, Restricted Stock Award and Restricted Stock Unit Award that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all SARs, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards granted to a Participant that has not vested shall expire and be forfeited.
(c)    Upon Termination of Service for reason of Disability or death, and if specifically provided by the Committee, upon Retirement (except in the case of Awards subject to performance-based vesting conditions under Section 2.7 hereof) all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether

82

or not then exercisable, and all SARs, Restricted Stock Awards and Restricted Stock Unit Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Vested Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.
(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option, provided, however, the term of nonqualified Stock Options (but not ISOs) shall be automatically extended if the term would expire when trading in the Company’s stock is prohibited by law or the Company’s insider trading policy to the thirtieth (30th) day after expiration of the prohibition.
(e)    Notwithstanding the provisions of this Section2.11, the effect of a Change in Control on the vesting/exercisability of Stock Options, SARs, Performance Units, Restricted Stock and Restricted Stock Units is as set forth in Article 4.
ARTICLE 3 - Shares Subject to Plan
3.1    Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
3.2    Share Limitations.
(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be granted to Participants and their beneficiaries under the Plan shall be equal to 7,000,000 (seven million) shares of Stock, of which total, 7,000,000 (seven million) shares of Stock are eligible to be granted pursuant to the exercise of ISOs. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.
In addition, the available shares under a stockholder-approved plan of any business acquired by the Company or its Subsidiaries (as appropriately adjusted to reflect the acquisition transaction), may be used for Awards under the Plan, subject to Nasdaq rules, including, but not limited to, Nasdaq Rule 5635(c), for post-transaction grants by the Company without further shareholder approval, provided that (i) the time during which those shares are available for grant is not extended beyond the period when the shares would have been available under the pre-existing plan, absent the merger or acquisition, and (ii) such Awards are not granted to individuals who were employed by the Company or its Subsidiaries at the time the merger or acquisition was consummated.

83

(b)    Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of Stock Options, SARs, Restricted Stock or Restricted Stock Units, the number of shares of Stock available for the granting of additional Stock Options, SARs, Restricted Stock and Restricted Stock Units shall be reduced by the number of shares of Stock in respect of which the Stock Options, SARs, Restricted Stock or Restricted Stock Units is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock and Restricted Stock Units) under the Plan are not granted to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option or SAR is not exercised, then such shares shall not be deemed to have been granted and shall be returned to the share reserve pool for purposes of determining the maximum number of shares of Stock available for grant under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (3) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the net number of Stock Options exercised rather than by the gross number of shares of Stock issued (i.e., the withheld shares are added back to the share reserve pool under the Plan). The preceding provisions of this paragraph shall apply with respect to awards that were made after December 31, 2011 under the Company’s 2002 Long-Term Incentive Stock Benefit Plan, such that those grants shall be subject to the share pool computation rules described in this paragraph. In addition, any shares that are issued by the Company and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or its Subsidiaries of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the shares available for issuance under the Plan.
(c)    Grants to Covered Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options or SARs granted to any one Participant pursuant to this Section 3.2 during any calendar year shall not exceed 800,000 (eight hundred thousand) shares. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one Participant pursuant to this Section 3.2 during any calendar year shall not exceed 800,000 (eight hundred thousand) shares . The maximum dollar value that may be granted as Performance Awards to any one Participant under this Section 3.2 during any calendar year shall not exceed eight million dollars ($8,000,000). The aggregate number of shares that may be granted to any one Participant shall be subject to adjustment as provided in Section 3.3. The limits set forth in this Section shall only apply to the extent that the Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m).
3.3    Corporate Transactions.
(a)    General.     In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any

84

or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, SARs, Restricted Stock and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, SARs, Restricted Stock and Restricted Stock Units, and (iii) the Exercise Price of Stock Options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, SARs, Restricted Stock and Restricted Stock Units (including, without limitation, cancellation of Stock Options, SARs, Restricted Stock and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, SARs, Restricted Stock or Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.
(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.
3.4    Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)    Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

85

(b)    Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
ARTICLE 4 - CHANGE IN CONTROL
4.1    Consequence of a Change in Control. Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:
(a)    At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), provided however that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination of Employment following a Change in Control and provided further that the Stock Option cannot be exercised after the last day of the term of the Stock Option.
(b)    At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), following a Change in Control, all SARs, Restricted Stock Awards and Restricted Stock Unit Awards then held by the Participant shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.
(c)    In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.
4.2    Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:
(a)    Merger: Except for Excluded Transactions, the Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b)    Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons

86

acting in concert has or have become the beneficial owner of 50% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;
(c)    Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), Incumbent Directors shall be deemed to have also been a director at the beginning of such period, excluding any director approved in connection with an actual or threatened proxy contest or any other actual or threatened solicitation of proxies; or
(d)    Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
ARTICLE 5 - COMMITTEE
5.1    Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

87

5.2    Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:
(a)     The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and, except with respect to Awards issued with performance-based vesting conditions under Section 2.7 hereof, to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or extend the time for exercise of the Award.
(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)    The Committee will have the authority to define terms not otherwise defined herein.
(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.
5.3    Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; and/or (c) delegating any of its authority to one or more of the Company’s executive officers, provided that any such delegation shall not permit the executive officers to make, cancel or suspend Awards to executive officers or directors.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

88

5.4    Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 - AMENDMENT AND TERMINATION
6.1    General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.9, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the re-pricing of a Stock Option (which re-pricing is prohibited under Section 2.10 above), or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.
6.2    Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.9 to any Award granted under the Plan without further consideration or action.

89

ARTICLE 7 - GENERAL TERMS
7.1    No Implied Rights.
(a)    No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)    No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
7.2    Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Awards of SARs, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Units shall not be transferable prior to the time that such Awards vest in the Participant.
7.3    Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the

90

Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
7.4    Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of SARs, Restricted Stock, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
7.5    Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement . A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant. Acceptance of the Award Agreement by the Participant is presumed to be effective, regardless of whether the Participant signs the Award Agreement or otherwise confirms or acknowledges acceptance of the Award Agreement in whatever manner the Committee may establish from time to time (including electronic methods of signature, receipt or confirmation of delivery).
7.6    Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election under Code Section 83(b) required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).
7.7    Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
7.8    Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise

91

date over the Exercise Price per share of Stock; and (ii) with respect to SARs, Restricted Stock or Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.
7.9    Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.
7.10    Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
7.11    Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
7.12    No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
7.13    Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference

92

to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located within thirty (30) miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
7.14    Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
7.15    Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
7.16    Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or
(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.
In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

93

7.17    Forfeiture Events.
(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.
In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder. Forfeitures and clawbacks of Awards or payments pursuant to Awards shall also be required to the extent necessary to comply with any other applicable law or regulations, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (i.e., in the event of a financial restatement that reduces the amount of a bonus or incentive compensation that would have been earned had the financial results been properly reported in accordance with rules and regulations issued under the Dodd-Frank Act).
ARTICLE 8 - DEFINED TERMS
In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
8.1    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.
8.2    “Award” means any Stock Option, SAR, Performance Unit Award, Restricted Stock or Restricted Stock Units or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
8.3    “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
8.4    “Board” means the Board of Directors of the Company.

94

8.5    If the Participant is subject to a written employment agreement, change in control agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement, unless otherwise specified in an Award Agreement. In the absence of such a definition, “Cause” means (i) the conviction of, or plea of guilty or no contest of the Participant to a felony or any lesser criminal offense involving moral turpitude or immoral conduct (as determined by the Committee) other than for actions related to operation of motor vehicles which does not involve operation of a motor vehicle while intoxicated or impaired; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Committee, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act or omission involving dishonesty, fraud, or other malfeasance or misfeasance in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) breach by the Participant of the Company’s Code of Ethics, any restrictive covenant, non-competition, confidentiality or non-solicitation, or other similar agreement which is applicable to the Participant. (vi) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.
8.6    “Change in Control” has the meaning ascribed to it in Section 4.2.
8.7    “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
8.8    “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
8.9    “Committee” means the Committee acting under Article 5.
8.10    “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.
8.11    “Director” means a member of the Board of Directors of the Company or a Subsidiary.
8.12    If the Participant is subject to a written employment agreement, change in control agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan (unless the Award Agreement specifies otherwise), the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in

95

death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
8.13    “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act, the definitions set forth in Item 404 of SEC Regulation S-K, and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.
8.14    “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
8.15    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
8.16    “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.
8.17    “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
8.18    “Fair Market Value” means, with respect to a share of Stock on a specified date:
(a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities

96

exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or
(b) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or
(c) if (a) and (b) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.
8.19    A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events, unless specified otherwise in an Award Agreement:
(a)    a material diminution in Participant’s base compensation;
(b)    a material diminution in Participant’s authority duties or responsibilities;
(c)    a requirement that Participant must report to a corporate officer or employee instead of reporting directly to the Board;
(d)    a material diminution in the budget over which Participant retains authority;
(e)    a change in the geographic location at which Participant must perform his duties that is more than fifty (50) miles from the location of Participant’s principal workplace on the date of this Agreement; or
(f)    any other action or inaction that constitutes a material breach by the Bank of this Agreement.
8.20    “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

97

8.21    “Incumbent Directors” means:
(a)    the individuals who, on the date hereof, constitute the Board; and
(b)    any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.
8.22    “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than termination for Cause, or termination of employment by a Participant Employee for Good Reason.
8.23    “ISO” has the meaning ascribed to it in Section 2.1(a).
8.24     “Non-Qualified Option” means the right to purchase shares of Stock that is either (a) granted to a Participant who is not an Employee, or (b) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
8.25    “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
8.26    “Performance Unit Award” has the meaning ascribed to it in Section 2.6.
8.27    “Restricted Stock” has the meaning ascribed to it in Section 2.4.
8.28    “Restricted Stock Unit Award” and “Restricted Stock Unit” has the meaning ascribed to them in Section 2.5.
8.29    “Restricted Period” has the meaning ascribed to it in Section 2.5(b)(iii).
8.30    “Retirement” for an employee means, unless otherwise specified in an Award Agreement, the Participant’s age on the earlier of (i) the date the Participant has attained age 60 and has completed six (6) Vesting Years or (ii) the Participant has attained age 55 and has completed 20 Vesting Years; or (iii) the date the Participant has attained age 65 or in accordance with any written agreement entered into with the Participant. A “Vesting Year” means a twelve‐month period of employment with the Company or a Subsidiary or affiliate, where the Participant completed at least 1,000 hours of service in such twelve‐month period (including prior service credit with entities acquired by the Company or a Subsidiary or affiliate, but only to the extent such prior service credit is or was provided for under any merger or purchase agreement which, before January 1, 2012, was determined based on whether prior service credit was given under the merger or purchase agreement for purposes of the Company’s Employee Stock Ownership Plan). “Retirement” for a non‐employee director means, unless otherwise specified in an Award

98

Agreement, a cessation of service on the Board of Directors for any reason other than removal for Cause, after either (i) reaching 60 years of age and completion of at least 10 years of continuous Service; or (ii) after attaining age 70 provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non‐Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non‐Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non‐Employee Director’s intention to retire.
8.31    “SAR” means a stock appreciation right described in Section 2.3.
8.32    “SEC” means the United States Securities and Exchange Commission.
8.33    “Securities Act” means the Securities Act of 1933, as amended from time to time.
8.34    “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.
8.35    “Stock” means the common stock of the Company, $0.01 par value per share.
8.36    “Stock Option” means an ISO or a Non-Qualified Option.
8.37    “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.
8.38    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(a)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(b)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months

99

and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(c)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(d)    A non-employee service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the non-employee service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a non-employee service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).
(e)    Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.9 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(f)    With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

100

8.39    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
8.40    “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.
ARTICLE 9 -CONSTRUCTION
In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
9.1    Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion.
9.2    References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time.
9.3    In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding.”
9.4    References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality.
9.5    Indications of time of day mean Eastern Time.
9.6    “Including” means “including, but not limited to.”
9.7    All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified.
9.8    All words used in this Plan will be construed to be of such gender or number as the circumstances and context require.
9.9    The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions.
9.10    Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof.
9.11    All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

101

Appendix B

FIRST NIAGARA FINANCIAL GROUP, INC.
2012 EQUITY INCENTIVE PLAN

Amendment Number One

The First Niagara Financial Group, Inc. 2012 Equity Incentive Plan, effective April 25, 2012 (the “Plan”), is hereby amended in accordance with the following:
1.    Section 3.2(b) of the Plan is hereby amended to add the following language at the end thereof:
“In addition, for purposes of this Section 3.2, to the extent that payment of a Performance Unit Award is made in shares of Stock pursuant to Section 2.6(b)(4) hereof, the number of shares of Stock with respect to which Awards may be made under the Plan shall be reduced by the number of shares of Stock so used in payment of the Performance Unit Award.”
2.    Section 3.2(c) of the Plan is hereby amended so as to replace the reference to “Performance Awards” in the third sentence of such Section with a reference to “Performance Unit Awards.”
3.    Section 8.30 of the Plan is hereby amended and restated in its entirety so that the first sentence of such Section provides as follows:
“‘Retirement’ for an employee means, unless otherwise specified in an Award Agreement, a Participant’s voluntary termination of employment at any time following the earliest to occur of the following: (i) the date the Participant has attained age 60 and has completed six (6) Vesting Years; or (ii) the Participant has attained age 55 and has completed 20 Vesting Years; or (iii) the date the Participant has attained age 65 or in accordance with any written agreement entered into with the Participant.”
4.    A new Section 7.18 is hereby added to the Plan, which shall provide in its entirety as follows:
“7.18    Clawback. Notwithstanding any other provision of the Plan to the contrary, in order to comply with Section 10D of the Exchange Act and any regulations promulgated, or national securities exchange listing conditions adopted, with respect thereto (collectively, the “Clawback Requirements”), if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements under the securities laws, then any Participant who is a former or current executive officer of the Company shall return to the Company, or forfeit if not yet paid, the amount of any Award received during the three-year period preceding the date on which the Company is required to prepare the accounting restatement, based on the erroneous data, in excess of what would have been paid to the Participant under the accounting restatement, as determined by the Committee in accordance with the Clawback Requirements and any policy adopted by the Committee pursuant to the Clawback Requirements. Every Award granted under the Plan shall be subject to the Clawback Requirements in order to comply therewith regardless of whether the Award Agreement evidencing such Award includes an express provision imposing the Clawback Requirements thereon.”
Dated: January 28, 2014

102

Appendix C

FIRST NIAGARA FINANCIAL GROUP, INC.
2012 EQUITY INCENTIVE PLAN

Amendment Number Two

The First Niagara Financial Group, Inc. 2012 Equity Incentive Plan, effective April 25, 2012, and as amended effective January 28, 2014 (the “Plan”), is hereby further amended in accordance with the following:
1.    Section 3.2(a) of the Plan is hereby amended and restated in its entirety to provide as follows:
“(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be granted to Participants and their beneficiaries under the Plan shall be equal to (i) 16,803,731 shares of Stock minus (ii) the number of shares of Stock subject to awards granted under the Plan before the Stockholder Approval Date, minus (iii) the number of shares of Stock subject to awards granted under the First Niagara Financial Group, Inc. Amended and Restated 2002 Long-Term Incentive Stock Benefit Plan (the “Prior Plan”) on or after January 1, 2014 and before the Stockholder Approval Date. Stockholder Approval Date means the date on which the stockholders of the Company approve the adoption of Amendment Number Two to the Plan. Of the total number of shares of Stock that may be granted under the Plan, 16,803,731 million shares of Stock are eligible to be granted pursuant to the exercise of ISOs. The aggregate number of shares available for grant under the Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3. In addition, the available shares under a stockholder-approved plan of any business acquired by the Company or its Subsidiaries (as appropriately adjusted to reflect the acquisition transaction), may be used for Awards under the Plan, subject to Nasdaq rules, including, but not limited to, Nasdaq Rule 5635(c), for post-transaction grants by the Company without further stockholder approval, provided that (i) the time during which those shares are available for grant is not extended beyond the period when the shares would have been available under the pre-existing plan, absent the merger or acquisition, and (ii) such Awards are not granted to individuals who were employed by the Company or its Subsidiaries at the time the merger or acquisition was consummated.”
2.    The penultimate sentence of Section 3.2(b) of the Plan is hereby amended and restated in its entirety to provide as follows:
“The provisions of this Section 3.2(b) shall apply with respect to awards that were made under the Prior Plan and that were outstanding on January 1, 2014 (the “Outstanding Awards”), such that the shares of Stock available under the Plan and the share pool computation rules described in this Section 3.2 shall reflect the issuance or non-issuance of shares of Stock under the Outstanding Awards as if such Outstanding Awards had been made under the Plan.”
3.    A new Section 3.2(d) is hereby added to the Plan, which shall provide in its entirety as follows:
“(d)    Grants of Awards to Directors. The aggregate grant date fair value of Awards to a Director in any calendar year shall not exceed $500,000.”
Dated: February 25, 2014

103

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2014.

FIRST NIAGARA FINANCIAL GROUP, INC.

M69855-P47009

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 7, 2014
Date: April 30, 2014 **Time:** 10:00 A.M.
Location: 726 Exchange Street
6th Floor Conference Center
Buffalo, New York 14210

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com*, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

104

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

FORM 10-K NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 15, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

SCAN TO
VIEW MATERIALS & VOTE

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to *www.proxyvote.com* or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M69856-P47009

105

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01)	Thomas E. Baker	06)	Carl Florio
02)	James R. Boldt	07)	Carlton L. Highsmith
03)	G. Thomas Bowers	08)	George M. Philip
04)	Roxanne J. Coady	09)	Peter B. Robinson
05)	Gary M. Crosby	10)	Nathaniel D. Woodson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

NOTE: In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the direction of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof.

M69857-P47009

106

107

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M69822-P47009

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

FIRST NIAGARA FINANCIAL GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas E. Baker
02) James R. Boldt
03) G. Thomas Bowers
04) Roxanne J. Coady
05) Gary M. Crosby
06) Carl Florio
07) Carlton L. Highsmith
08) George M. Philip
09) Peter B. Robinson
10) Nathaniel D. Woodson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

NOTE: In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the direction of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)   Date

108

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

M69823-P47009

FIRST NIAGARA FINANCIAL GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS APRIL 30, 2014
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary M. Crosby and Gregory W. Norwood, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, and hereby authorizes them to attend the Annual Meeting of Stockholders of First Niagara Financial Group, Inc. (the "Annual Meeting") to be held at 726 Exchange Street, 6th Floor Conference Center, Buffalo, New York 14210 on April 30, 2014 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, to vote, as designated on the reverse side, all of the shares that the undersigned is entitled to vote at the Annual Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Annual Report on Form 10-K and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. UNLESS DIRECTION IS GIVEN TO THE CONTRARY, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS OR MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side

109